EXHIBIT 99.2
------------




                                    AMLI

                                 RESIDENTIAL

        ------------------------------------------------------------

                             SECOND QUARTER 2004
                  SUPPLEMENTAL OPERATING AND FINANCIAL DATA

        ------------------------------------------------------------




              [ graphics indicating property / caption reading
                  "AMLI at Ibis - West Palm Beach, Florida
                        Acquired Second quarter 2004



                      AMLI RESIDENTIAL PROPERTIES TRUST

                           125 South Wacker Drive

                           Chicago, Illinois 60606

                            Phone: (312) 443-1477

                            Fax:  (312) 443-0909

                                www.amli.com
                                ------------


Certain matters discussed in this supplemental package and the conference call held in connection herewith are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters. The Company is making forward looking statements because it believes that investors, analysts, and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them. Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risk detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2003.

                                    AMLI
                                 RESIDENTIAL


                                                       TABLE OF CONTENTS

                                                                    Page
                                                                    ----
SUMMARY INFORMATION

  Description of AMLI and Investor Information . . . . . . . . . .     1
  Earnings Release . . . . . . . . . . . . . . . . . . . . . . . .     2
  Selected Financial and Operating Information . . . . . . . . . .     6
  Funds From Operations. . . . . . . . . . . . . . . . . . . . . .    12
  Statements of Operations . . . . . . . . . . . . . . . . . . . .    14
  Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . .    20


DEBT AND PREFERRED SHARES

  Debt and Preferred Shares Summary. . . . . . . . . . . . . . . .    26
  Debt Maturities. . . . . . . . . . . . . . . . . . . . . . . . .    30


SAME STORE AND NOI DATA

  Quarterly Comparison of Same Store Communities . . . . . . . . .    32
  Quarterly Comparison of Components of NOI. . . . . . . . . . . .    41


OTHER DATA

  Co-Investment Compensation . . . . . . . . . . . . . . . . . . .    44
  Service Companies Financial Information. . . . . . . . . . . . .    45


PORTFOLIO

  Stabilized Communities . . . . . . . . . . . . . . . . . . . . .    49
  Development Summary. . . . . . . . . . . . . . . . . . . . . . .    55
  Land Held for Development or Sale. . . . . . . . . . . . . . . .    59


NON-GAAP FINANCIAL MEASURES

  Definition of Non-GAAP Financial Measures. . . . . . . . . . . .    60
  Reconciliation Between Net Income and FFO and AFFO . . . . . . .    62
  Reconciliation Between Net Income and Consolidated NOI . . . . .    64
  Reconciliation Between Net Income and Combined NOI . . . . . . .    67




















Second Quarter 2004
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL



                             COMPANY DESCRIPTION
                            INVESTOR INFORMATION


AMLI Residential (or AMLI) is an integrated, self-managed real estate operating company that was formed in February 1994 to continue and expand the multifamily property business previously conducted by AMLI Realty Co., our predecessor company, which has been in business since 1980. AMLI is structured as an UPREIT, or umbrella partnership real estate investment trust, and we own interests in properties and conduct our business through AMLI Residential Properties, L.P., (the Operating Partnership or OP). The sole general partner of the OP is AMLI Residential Properties Trust, the public company whose shares of beneficial interest are traded on the NYSE under the symbol "AML."

Our business is the development, acquisition and management of upscale apartment communities in the Southeast, Southwest, Midwest and Mountain regions of the United States. We also serve as an institutional advisor and asset manager for domestic and international, tax-exempt and taxable investors in connection with our joint venture co-investment business. A summary schedule of our investment communities is included in this Supplement.

We operate all of our communities under the AMLI [registered trademark] brand name, representing our commitment to high quality, exceptional service and superior value. We have corporate offices in Atlanta, Dallas, Indianapolis and Kansas City, in addition to our main office in Chicago. We employ approximately 850 people who are dedicated to our mission ... To Provide an Outstanding Living Environment For Our Residents.

For additional information on AMLI, please visit our website at www.amli.com.

The following information is presented as a supplement to our other public reporting, including our Form 10-Q and Form 10-K, both of which can be found on our website or through the SEC's EDGAR database. We hope that the information contained herein is helpful to you. We encourage your feedback and any suggestions, which you believe will help us provide better disclosure to you. Please contact either of:

      Robert Chapman
      Executive Vice President
        & CFO                       312.984.6845      rchapman@amli.com

      Sue Bersh
      Vice President -
        Corporate Communications    312.984.2607      sbersh@amli.com


Thank you for your interest in AMLI Residential.



                                     AML
                                   LISTED
                                    NYSE









Second Quarter 2004                                             Page 1
Supplemental Information             AMLI Residential Properties Trust

                                          125 South Wacker Drive
AMLI RESIDENTIAL                          Suite 3100
                                          Chicago, Illinois 60606

                                          Phone:      312.443.1477
                                          Fax:        312.443.0909
                                          www.amli.com

PRESS RELEASE

FOR IMMEDIATE RELEASE         For More Information, Contact:
July 27, 2004                 Robert J. Chapman, Chief Financial Officer
                              (312) 984-6845



                  AMLI RESIDENTIAL ANNOUNCES SECOND QUARTER
                   OPERATING RESULTS AND DECLARES DIVIDEND


(CHICAGO, IL) AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today operating results for the second quarter ended June 30, 2004.

EARNINGS
--------

Net income for the quarter and the six months ended June 30, 2004 was $42,304,000 and $49,023,000 respectively, as compared to $2,928,000 and
$6,636,000, respectively, in the year earlier periods. Diluted Earnings Per Share ("EPS") for the quarter ended June 30, 2004 was $1.44, compared to $0.06 for the same period a year earlier. For the six months ended June 30, 2004, EPS was $1.72, compared to $0.16 for the comparable period of 2003.

Funds From Operations ("FFO") for the second quarter 2004 were $17,097,000, or $0.55 per common share, compared to $11,789,000, or $0.48 per common share, for the second quarter 2003, a per share increase of 14.6%. Actual results were $0.01 per share higher than AMLI's most recent guidance and First Call's current estimate.

"We are pleased with the results of the quarter," commented Gregory T. Mutz, AMLI Chairman. "This was the third quarter in a row in which same store community revenue increased. In addition, we added Southeast Florida as a new market and look forward to expanding our presence there."

SECOND QUARTER ACTIVITIES
-------------------------

In April 2004 AMLI sold AMLI at Spring Creek, a 1,180-unit community in Atlanta, Georgia and purchased, via tax-deferred exchanges, AMLI at Ibis, a 234-unit community in West Palm Beach, Florida, and AMLI on Eldridge Parkway, a 668-unit community in Houston, Texas.

In connection with the sale of AMLI at Spring Creek, AMLI recognized an approximate $35 million ($1.13 EPS) gain on sale of real estate. AMLI also recognized an approximate $4.7 million ($0.15 per share of earnings) net gain on early extinguishment of debt related to the buyer's assumption of the $40.75 million of long-term tax-exempt financing that encumbers the property. This gain is included in second quarter FFO. AMLI views this gain as a one-time, non-recurring event.

In May AMLI acquired AMLI on the Fairways, a 322-unit luxury apartment community in Coppell, Texas. Additionally, AMLI broke ground on AMLI at La Villita, 360 apartment homes to be set on 16.3 acres located within La Villita, the 285-acre master-planned community in Las Colinas, Texas. Also in May, the Company announced the completion of the initial lease-up and stabilization of AMLI Carmel Center in Carmel, Indiana as well as the sale of AMLI at Verandah, a 538-unit apartment community in Arlington, Texas.


Second Quarter 2004                                             Page 2
Supplemental Information             AMLI Residential Properties Trust

SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%), for the quarter ended June 30, 2004 versus the prior year's comparable quarter, total community revenue decreased 1.1% (reflecting an increase in weighted average occupancy to 92.7% from 91.2% and a decrease in weighted average collected revenue per occupied unit of 2.9%), operating expenses increased 2.6%, and net operating income ("NOI") decreased 3.8%.

Comparing the second quarter of 2004 to the preceding quarter, total community revenue increased slightly by 0.7% (reflecting an increase in weighted average occupancy of 0.1% and an increase in weighted average collected revenue per occupied unit of 0.6%), operating expenses increased 9.2%, and NOI decreased 5.0%.

OTHER OPERATING RESULTS
-----------------------

Total community revenue, including both wholly-owned communities and co-investment communities (at 100%), was $68,072,000 and $135,384,000, respectively, for the quarter and six months ended June 30, 2004, as compared with $70,374,000 and $138,587,000 for the comparable periods in 2003, a 3.3% and 2.3% decrease, respectively.

Earnings before interest, taxes, depreciation and amortization ("EBITDA") for the quarter ended June 30, 2004 was $30,092,000 compared to the same period last year of $22,413,000, representing an increase of 34.3%.

SUBSEQUENT EVENTS
-----------------

On July 19, 2004 AMLI repaid its line of credit with the net proceeds of a new $45 million loan secured by a first mortgage on the previously unencumbered AMLI at Riverbend community. The 4.85% interest rate is fixed for the first nine years of this ten-year loan.

OUTLOOK
-------

AMLI's current expectation for FFO for the full year 2004 is in the range of $2.06 to $2.14 per share (with a midpoint of $2.10 per share) and per share estimates for the third and fourth quarters (generally plus or minus $0.02 per quarter) are $0.47 and $0.52, respectively.

The following chart reconciles AMLI's current FFO per share guidance to
EPS:
                                                     AMLI Current
                                  Actual           Midpoint Guidance
                             ---------------   ------------------------
                                                                  Full
                               Q1       Q2       Q3       Q4      Year
                             ------   ------   ------   ------   ------
Diluted EPS. . . . . . . .     0.21     1.44     0.41     0.39     2.45
  Gains on sale. . . . . .    (0.09)   (1.27)   (0.35)   (0.32)   (2.03)
  Depreciation . . . . . .     0.43     0.39     0.41     0.45     1.68
  Other. . . . . . . . . .     0.01    (0.01)    --       --       --
FFO per share. . . . . . .     0.56     0.55     0.47     0.52     2.10


DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on August 17, 2004 to all common shareholders of record as of August 6, 2004 and is based on an annual dividend rate of $1.92 per common share.

Second Quarter 2004                                             Page 3
Supplemental Information             AMLI Residential Properties Trust

CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, July 28, 2004 at 3:30 p.m. Eastern Time. The toll-free number for the call is 888-780-9654 - Passcode:
AMLI, and should be accessed approximately 5 minutes prior to conference time. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website (www.amli.com/comp/) and at www.streetevents.com. Additionally, an on-line replay of the webcast will be available for 60 days following the call.



SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides detailed information regarding the Company's activities during the quarter. The Second Quarter Supplemental Information is available in the 'Company Info' section on our website (www.amli.com/comp/) under 'Shareholder Reports.'

DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs. AMLI uses this information internally to measure its performance and/or liquidity and to compare its performance to other REITs in its peer group, and believes that this information may be of interest and use to the investment community for the same reason.

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 17, 18 and 19.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expense.

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes. FFO computed in this manner is equal to FFO as defined in NAREIT's white paper, which definition is "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures."

Additional definitions can be found in the Quarterly Supplemental
Information.









Second Quarter 2004                                             Page 4
Supplemental Information             AMLI Residential Properties Trust

ABOUT AMLI
----------

The AMLI<registered trademark> portfolio currently includes 73 apartment communities containing 27,120 apartment homes, with an additional 1,854 apartment homes under development or in lease-up in five locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--Provide An Outstanding Living Environment For Our Residents. More information on AMLI is available at www.amli.com.

FORWARD-LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward-looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.

Forward-looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

The Company does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect the Company's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumption noted by the Company herein.

The Company is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of its future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in the Company's SEC reports, including the annual report on form 10-K for the year ended December 31, 2003.


                                #   #   #   #











Second Quarter 2004                                             Page 5
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                                 Quarter Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30   Jun 30 (j)   Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

EARNINGS AND CASH FLOWS
-----------------------

EBITDA (a) . . . . . . . $                        30,092     27,054     26,347     26,139     22,413     23,614
FFO. . . . . . . . . . .                          17,097     15,678     15,025     14,684     11,789     12,717
AFFO . . . . . . . . . .                          15,670     14,568     13,953     13,253     10,559     11,408
Net income . . . . . . .                          42,304      6,719     13,533      5,935      2,928      3,708
Dividends (b). . . . . .                          14,846     13,112     13,010     11,787     11,758     11,733


PER SHARE DATA -
DILUTED
----------------

FFO. . . . . . . . . . . $                          0.55       0.56       0.55       0.57       0.48       0.52
AFFO . . . . . . . . . .                            0.51       0.52       0.51       0.51       0.43       0.47
Net income allocable
  to common shares . . .                            1.44       0.21       0.55       0.21       0.06       0.10
Common dividends . . . .                            0.48       0.48       0.48       0.48       0.48       0.48
FFO payout ratio
  (based on per share
  amounts) . . . . . . .                             87%        85%        87%        84%       100%        92%
AFFO payout ratio
  (based on per share
  amounts) . . . . . . .                             95%        92%        94%        94%       111%       102%











Second Quarter 2004                                                                                     Page 6
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 Quarter Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)



                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30   Jun 30 (j)   Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

NUMBER OF
APARTMENT HOMES
---------------

STABILIZED COMMUNITIES
----------------------

Wholly-owned . . . . . .                          15,068     15,240     14,980     14,100     12,260     12,260
Partnerships . . . . . .                          12,052     12,052     12,427     14,189     16,271     15,573
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                  27,120     27,292     27,407     28,289     28,531     27,833
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

COMMUNITIES UNDER
 DEVELOPMENT
 AND/OR LEASE-UP
-----------------

Wholly-owned . . . . . .                             820        782        322        322        322        322
Partnerships . . . . . .                           1,034      1,034      1,495      1,495      1,495      1,919
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                   1,854      1,816      1,817      1,817      1,817      2,241
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Total. . . . . . . . . .                          28,974     29,108     29,224     30,106     30,348     30,074
                        ========== ========== ========== ========== ========== ========== ========== ==========









See notes on following pages

Second Quarter 2004                                                                                     Page 7
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                                 Quarter Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CAPITALIZATION

TOTAL ASSETS BEFORE
 DEPRECIATION
Consolidated (c) . . . .$                      1,284,587  1,284,825  1,304,155  1,207,530  1,084,879  1,076,479
Combined, including
 share of partnerships
 (d) . . . . . . . . . .                       1,547,565  1,537,620  1,560,451  1,464,356  1,347,422  1,335,377

DEBT
Consolidated . . . . . .                         476,449    496,583    610,513    522,672    462,781    457,950
Combined, including
 share of partnerships .                         694,308    706,534    820,090    731,110    674,373    669,648

SHARE INFORMATION
Common shares out-
 standing. . . . . . . .                      25,341,652 25,289,725 21,394,568 19,503,207 16,928,640 16,787,100
Preferred shares
 outstanding (e) . . . .                       3,925,000  3,925,000  4,025,000  4,025,000  4,025,000  4,025,000
Operating partnership
 units outstanding (f) .                       1,707,118  1,715,394  1,743,396  3,473,482  3,545,993  3,547,685
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Total shares and units
 outstanding . . . . . .                      30,973,770 30,930,119 27,162,964 27,001,689 24,499,633 24,359,785
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Share price, end
 of period . . . . . . .                           29.34      28.25      26.80      26.20      23.55      21.05

EQUITY MARKET
 CAPITALIZATION. . . . .                         908,770    873,776    727,967    707,444    576,966    512,773

TOTAL MARKET
 CAPITALIZATION
Consolidated . . . . . .                       1,385,219  1,370,359  1,338,480  1,230,116  1,039,747    970,723
Combined, including
 share of partnerships .                       1,603,078  1,580,310  1,548,057  1,438,554  1,251,339  1,182,421
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Second Quarter 2004                                                                                     Page 8
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 Quarter Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

DEBT SERVICE (g)

INTEREST EXPENSE
 (EXCLUDING AMORTIZA-
 TION OF DEFERRED
 FINANCING COSTS)
Consolidated . . . . . . $                         7,306      6,965      6,607      6,255      5,913      6,296
Combined, including
 share of partnerships .                          10,882     10,693     10,502     10,126      9,754     10,042

CAPITALIZED INTEREST
 Consolidated. . . . . .                             296        465        521        498        643        392
 Combined, including
 share of partnerships .                             370        509        546        540        734        444

SCHEDULED PRINCIPAL
 PAYMENTS (NORMAL
 AMORTIZATION)
Consolidated . . . . . .                           1,271      1,207      1,004      1,043        968        952
Combined, including
 share of partnerships .                           1,809      1,748      1,564      1,583      1,512      1,528















See notes on following pages

Second Quarter 2004                                                                                     Page 9
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                                 Quarter Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30   Jun 30 (i)   Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONAL RATIOS
------------------

EBITDA, AS PERCENT
 OF TOTAL MARKET
 CAPITALIZATION
Consolidated . . . . . .                            8.7%       7.9%       7.9%       8.5%       8.6%       9.7%
Combined, including
 share of unconsoli-
 dated affiliates debt .                            7.5%       6.8%       6.8%       7.3%       7.2%       8.0%

INTEREST COVERAGE
Consolidated . . . . . .                             4.1        3.9        4.0        4.2        3.8        3.8
Combined, including
 share of partnerships .                             2.8        2.5        2.5        2.6        2.3        2.4

FIXED CHARGE COVERAGE (h)
Consolidated . . . . . .                             2.9        2.7        2.7        2.8        2.5        2.6
Combined, including
 share of partnerships .                             2.1        1.9        1.9        1.9        1.7        1.7

FINANCIAL RATIOS
----------------

DEBT TO TOTAL MARKET
 CAPITALIZATION
Consolidated . . . . . .                           34.4%      36.2%      45.6%      42.5%      44.5%      47.2%
Combined, including
 share of uncon-
 solidated affiliates. .                           43.3%      44.7%      53.0%      50.8%      53.9%      56.6%

DEBT TO TOTAL ASSETS, AT
 COST (before
 depreciation)
Consolidated . . . . . .                           37.1%      38.6%      46.8%      43.3%      42.7%      42.5%
Combined, including
 share of partnerships .                           44.9%      45.9%      52.6%      49.9%      50.0%      50.1%

Second Quarter 2004                                                                                    Page 10
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 Quarter Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

Notes:

  (a) Includes an adjustment to add back the Service Companies' taxes and depreciation (see page 45).

  (b) Represents dividends paid on all common and preferred shares and OP units.

  (c) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and which reflect the Company's interests in unconsolidated partnerships on the equity method.

  (d) All references to "Combined," "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.  Excludes revenues of the Service Companies.

  (e) All preferred shares are convertible to common shares at the option of the holder.

  (f) Represents Minority Interest on the Company's Consolidated Balance Sheets.

  (g) Excludes amortization of deferred and other financing costs.

  (h) Includes interest expense, principal amortization and preferred dividends.  Restated 2003 to include principal amortization previously excluded.

  (i) Non-cash impairment loss of $1,191 recorded as a charge against net income in the three months ended
      June 30, 2003 had previously not been recorded as a charge against EBITDA, FFO and AFFO.  EBITDA, FFO and
      AFFO for the three months ended June 30, 2003, together with related per share amounts, have been restated because of the change in the FFO definition.
















Second Quarter 2004                                                                                    Page 11
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                         FUNDS FROM OPERATIONS
                                                                                                 Quarter Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Company's share of
 communities' EBITDA
 (a) . . . . . . . . . .$                         25,842     28,166     27,005     24,624     23,986     24,139

Share of Service
  Companies' EBITDA/
  FFO (b). . . . . . . .                            (210)      (113)       103      1,720        228        563
Other income . . . . . .                             429        764         87        193        188        196
Co-investment fee
 income (c). . . . . . .                             424        433        557      1,207        512        456
General and
 administrative. . . . .                          (1,793)    (2,196)    (1,255)    (1,605)    (1,310)    (1,740)
Discontinued operations -
 gain on sale of bond
 financing . . . . . . .                           5,400      --         --         --         --         --
Non-cash impairment
 loss (on investment
 community in Q2,
 2003) . . . . . . . . .                           --         --          (150)     --        (1,191)     --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
EARNINGS BEFORE INTEREST,
 TAXES, DEPRECIATION
 AND AMORTIZATION
 (EBITDA). . . . . . . .                          30,092     27,054     26,347     26,139     22,413     23,614
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INTEREST EXPENSE (d)
Wholly-owned communities
 and portfolio debt. . .                          (7,078)    (7,257)    (6,941)    (6,537)    (6,253)    (6,492)
Prepayment penalty and
 write-off of unamor-
 tized deferred
 financing costs . . . .                          (1,797)     --         --         --         --         --
Share of partnership
 communities . . . . . .                          (3,797)    (3,776)    (3,966)    (3,927)    (3,894)    (3,800)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                 (12,672)   (11,033)   (10,907)   (10,464)   (10,147)   (10,292)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Second Quarter 2004                                                                                    Page 12
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                             FUNDS FROM OPERATIONS - CONTINUED
                                                                                                 Quarter Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SERVICE COMPANIES TAXES
 AND DEPRECIATION AND
 AMORTIZATION
  Taxes. . . . . . . . .                             522        494        391       (213)       303        155
  Depreciation and
   amortization. . . . .                            (845)      (837)      (806)      (778)      (780)      (760)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                    (323)      (343)      (415)      (991)      (477)      (605)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
FUNDS FROM OPERATIONS
 (FF0) . . . . . . . . .                          17,097     15,678     15,025     14,684     11,789     12,717
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CAPITAL EXPENDITURES
 PAID FROM FFO (e)
Wholly-owned
 communities . . . . . .                          (1,168)      (904)      (842)    (1,100)      (834)    (1,084)
Share of partnership
 communities . . . . . .                            (259)      (188)      (230)      (331)      (396)      (225)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                  (1,427)    (1,092)    (1,072)    (1,431)    (1,230)    (1,309)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
ADJUSTED FUNDS FROM
 OPERATIONS (AFFO) . . .$                         15,670     14,586     13,953     13,253     10,559     11,408
                        ========== ========== ========== ========== ========== ========== ========== ==========

Notes:
  (a) Includes discontinued operations.  See page 41 for reconciliation of community revenue and expenses to the Company's share of communities' EBITDA.

  (b) Includes share of EBITDA, net of intercompany interest elimination.

  (c) See page 44.  Includes $375 of cash flow promote from the sale of Willeo Creek in the 3rd quarter of 2003.

  (d) Includes amortization of deferred and other financing costs and write-off of unamortized deferred financing costs of $676 in connection with the sale of the bond financing (which is included in discontinued
      operations).  Also includes prepayment penalty of $502 and write-off of unamortized deferred financing costs of $619 in connection with the refinancing of Park Creek.

  (e) For details, refer to the Company's Management Discussion and Analysis in the relevant Form 10-K or
      Form 10-Q filed with the SEC.

Second Quarter 2004                                                                                    Page 13
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                     CONSOLIDATED (a) STATEMENTS OF OPERATIONS
                                                                                            Three Months Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
RENTAL OPERATIONS
Revenue:
 Rental. . . . . . . . .$                         30,797     28,033     26,391     23,460     20,911     20,784
 Other . . . . . . . . .                           2,572      2,165      1,946      1,930      1,680      1,394
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                  33,369     30,198     28,337     25,390     22,591     22,178
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Expenses:
 Rental. . . . . . . . .                          15,096     12,438     12,144     11,485      9,959      9,435
 Depreciation. . . . . .                           9,307      8,434      7,133      5,573      4,658      4,632
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                  24,403     20,872     19,277     17,058     14,617     14,067
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                   8,966      9,326      9,060      8,332      7,974      8,111
Income from
 partnerships (b). . . .                             430      1,503      1,596      1,309      1,469      1,457
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income from rental
 operations. . . . . . .                           9,396     10,829     10,656      9,641      9,443      9,568
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

OTHER INCOME
 AND EXPENSES
 Fee income from
  unconsolidated
  partnerships . . . . .                             424        433        557      1,207        512        456
 Other income. . . . . .                             429        479         87        193        188        196
 Interest and amorti-
  zation of deferred
  financing costs. . . .                          (7,035)    (6,904)    (6,183)    (5,808)    (5,551)    (5,798)
 Prepayment penalty and
  write-off of unamor-
  tized deferred
  financing costs. . . .                          (1,121)     --         --         --         --         --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                  (7,303)    (5,992)    (5,539)    (4,408)    (4,851)    (5,146)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Second Quarter 2004                                                                                    Page 14
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                            Three Months Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue . . . . .                          11,839     13,693     15,996     19,018     14,041     22,153
 Total expenses. . . . .                         (12,372)   (14,173)   (16,308)   (18,289)   (14,290)   (22,195)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                    (533)      (480)      (312)       729       (249)       (42)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

General and
 Administrative. . . . .                          (1,793)    (2,196)    (1,255)    (1,605)   (1,310)     (1,740)

Provision for loss on
 land held for
 development or sale . .                           --         --          (150)     --         --         --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS
 BEFORE GAINS ON
 SALES OF PROPERTIES . .                            (233)     2,161      3,400      4,357      3,033      2,640
Share of gains on sale
 of a partnerships'
 properties. . . . . . .                           --         2,648      4,325      1,959      --         --
Impairment of invest-
 ment in a partnership .                           --         --         --         --        (1,191)     --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS
 BEFORE MINORITY
 INTEREST. . . . . . . .                            (233)     4,809      7,725      6,316      1,842      2,640
  Minority interest. . .                            (136)       209        581        702        (24)       117
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS .                             (97)     4,600      7,144      5,614      1,866      2,523
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------








Second Quarter 2004                                                                                    Page 15
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                            Three Months Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INCOME FROM DISCONTINUED
 OPERATIONS, NET OF
 MINORITY INTEREST:
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . . .                             496      2,119      1,276        321      1,062      1,185
Gain on sale of rental
 communities, net of
 minority interest . . .                          36,848      --         5,113      --         --         --
Gain on sale of bonds
 financing for a
 community sold, net
 of minority interest. .                           5,057      --         --         --         --         --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                  42,401      2,119      6,389        321      1,062      1,185
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

NET INCOME . . . . . . .                          42,304      6,719     13,533      5,935      2,928      3,708
Net income attributable
 to preferred shares . .                           5,744      1,932      2,200      1,981      1,980      1,981
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
NET INCOME ATTRIBUTABLE
 TO COMMON SHARES. . . .$                         36,560      4,787     11,333      3,954        948      1,727
                        ========== ========== ========== ========== ========== ========== ========== ==========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.


Second Quarter 2004                                                                                    Page 16
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                         COMBINED (a) STATEMENTS OF OPERATIONS
                                                                                            Three Months Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
RENTAL OPERATIONS
Revenue:
 Rental. . . . . . . . .$                         41,360     38,595     38,000     35,998     33,764     33,240
 Other . . . . . . . . .                           3,451      3,040      2,786      2,971      2,751      2,313
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                  44,811     41,635     40,786     38,969     36,515     35,553
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Expenses:
 Rental. . . . . . . . .                          19,975     17,013     17,029     17,162     15,755     14,807
 Depreciation. . . . . .                          11,917     11,024      9,803      8,507      7,773      7,751
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                  31,892     28,037     26,832     25,669     23,528     22,558
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income from rental
 operations. . . . . . .                          12,919     13,598     13,954     13,300     12,987     12,995
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

OTHER INCOME
 AND EXPENSES
 Fee income from
  unconsolidated
  partnerships . . . . .                             424        433        557      1,207        512        456
 Other income (b). . . .                             703      1,487        755        460        539        569
 Interest and amorti-
  zation of deferred
  financing costs. . . .                         (11,953)   (10,681)   (10,149)    (9,734)    (9,446)    (9,598)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                 (10,826)    (8,761)    (8,837)    (8,067)    (8,395)    (8,573)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------








Second Quarter 2004                                                                                    Page 17
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                             COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                            Three Months Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue . . . . .                          11,839     13,693     15,996     19,018     14,041     22,153
 Total expenses. . . . .                         (12,372)   (14,173)   (16,308)   (18,289)   (14,290)   (22,195)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                    (533)      (480)      (312)       729       (249)       (42)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

General and
 administrative. . . . .                          (1,793)    (2,196)    (1,255)    (1,605)    (1,310)    (1,740)

Provision for loss on
 land held for
 development or sale . .                           --         --          (150)     --         --         --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS
 BEFORE GAINS ON
 SALES OF PROPERTIES . .                            (233)     2,161      3,400      4,357      3,033      2,640

Share of gains on sales
 of partnerships'
 properties. . . . . . .                           --         2,648      4,325      1,959      --         --
Impairment of an
 investment in a
 partnership . . . . . .                           --         --         --         --        (1,191)     --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS
 BEFORE MINORITY
 INTEREST. . . . . . . .                            (233)     4,809      7,725      6,316      1,842      2,640

Minority interest. . . .                            (136)       209        581        702        (24)       117
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INCOME (LOSS) FROM
 CONTINUING
 OPERATIONS  . . . . . .                             (97)     4,600      7,144      5,614      1,866      2,523
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------



Second Quarter 2004                                                                                    Page 18
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                             COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                            Three Months Ended
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INCOME FROM DISCONTINUED
 OPERATIONS, NET OF
 MINORITY INTEREST
Income from discontinued
 operations, net of
 minority interest . . .                             496      2,119      1,276        321      1,062      1,185
Gain on sale of rental
 communities, net of
 minority interest . . .                          36,848      --         5,113      --         --         --
Gain on sale of Bond
 financing for a
 community sold, net
 of minority interest. .                           5,057      --         --         --         --         --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                  42,401      2,119      6,389        321      1,062      1,185
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

NET INCOME . . . . . . .                          42,304      6,719     13,533      5,935      2,928      3,708
Net income attributable
 to preferred shares . .                           5,744      1,932      2,200      1,981      1,980      1,981
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
NET INCOME ATTRIBUTABLE
 TO COMMON SHARES. . . .$                         36,560      4,787     11,333      3,954        948      1,727
                        ========== ========== ========== ========== ========== ========== ========== ==========

Notes:

  (a) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (b) Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.



Second Quarter 2004                                                                                    Page 19
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                               CONSOLIDATED (a) BALANCE SHEETS
                                                                             (Unaudited, dollars in thousands)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

ASSETS
Rental apartments
 Land. . . . . . . . . .$                        143,793    133,298    128,301    125,222    105,098    100,966
 Depreciable property. .                         910,267    840,363    805,130    810,666    677,232    653,002
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                               1,054,060    973,661    933,431    935,888    782,330    753,968
Less: Accumulated
 depreciation. . . . . .                        (130,897)  (125,470)  (116,830)  (138,343)  (131,332)  (125,786)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                 923,163    848,191    816,601    797,545    650,998    628,182
Rental apartments
 held for sale, net
 of accumulated
 depreciation (b). . . .                          14,138     61,893     61,826      --         --         --
Rental apartments
 under development . . .                           3,354      --         --         --         --        26,692
Land and predevelopment
 costs . . . . . . . . .                          15,106     15,409     15,200     12,644     12,604     14,248

Investments in
 partnerships (c). . . .                         133,641    140,546    147,291    169,363    193,244    193,356

Cash and
 cash equivalents. . . .                           3,717      6,961      5,937      6,090      5,357      5,927
Service Companies'
 assets. . . . . . . . .                          43,489     43,219     68,777     66,930     61,978     55,013
Other assets and
 deferred costs,
 net (d) . . . . . . . .                          13,041     19,145     47,702     16,615     29,366     27,275
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    TOTAL ASSETS . . . .$                      1,149,649  1,135,364  1,163,334  1,069,187    953,547    950,693
                        ========== ========== ========== ========== ========== ========== ========== ==========





Second Quarter 2004                                                                                    Page 20
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIABILITIES
Debt . . . . . . . . . .$                        476,449    496,583    610,513    522,672    462,781    457,950
Distributions in
 excess of investments
 in and earnings from
 partnerships. . . . . .                           6,126      6,022      6,184      6,175      5,969      5,822
Accrued expenses and
 other liabilities . . .                          32,285     30,755     38,174     38,069     35,497     32,168
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES . .                         514,860    533,360    654,871    566,916    504,247    495,940
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Mandatorily redeemable
 convertible preferred
 shares. . . . . . . . .                          93,247     93,247     93,247     93,247     93,247     93,247

Minority interest. . . .                          34,286     32,308     31,203     61,718     61,579     63,198

Total shareholders'
 equity. . . . . . . . .                         507,256    476,449    384,013    347,306    294,474    298,308
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY . . . . . . .$                      1,149,649  1,135,364  1,163,334  1,069,187    953,547    950,693
                        ========== ========== ========== ========== ========== ========== ========== ==========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) Net of accumulated depreciation of $4,041 at June 30, 2004 and $24,569 at March 31, 2004 and
      December 31, 2003.

  (c) See details in the Company's Form 10-K or Forms 10-Q filed with the SEC.




Second Quarter 2004                                                                                    Page 21
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                   CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)



                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

(d) Includes the following:

    Deferred financing
      costs, net . . . .$                          2,989      5,463      6,094      5,887      4,982      3,877

    Deferred development
      costs. . . . . . .                             718      3,556      4,123      4,053      3,738      4,780

    Operating receivables
      and prepaid
      expenses . . . . .                           2,587      3,034      3,530      1,989      2,340      3,007

    Deposits and
      restricted cash. .                           2,546      2,938      2,248      2,420      2,179      2,166

    Notes receivable . .                           2,766      2,766     30,112      1,874     10,960     11,168

    Advances to
      affiliates . . . .                             291        301        576       (287)     4,655      1,524

    Other. . . . . . . .                           1,144      1,087      1,019        679        512        753
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

                        $                         13,041     19,145     47,702     16,615     29,366     27,275
                        ========== ========== ========== ========== ========== ========== ========== ==========










Second Quarter 2004                                                                                    Page 22
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   COMBINED (a) BALANCE SHEETS
                                                                             (Unaudited, dollars in thousands)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

ASSETS
Rental apartments
 Land. . . . . . . . . .$                        193,025    182,529    177,625    178,058    162,671    156,655
 Depreciable property. .                       1,213,756  1,143,565  1,112,374  1,141,120  1,039,799  1,002,147
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                               1,406,781  1,326,094  1,289,999  1,319,178  1,202,470  1,158,802
Less: Accumulated
 depreciation. . . . . .                        (173,116)  (165,080)  (156,297)  (178,820)  (174,068)  (165,407)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                               1,233,665  1,161,014  1,133,702  1,140,358  1,028,402    993,395
Rental apartments
 held for sale, net
 of accumulated
 depreciation (b). . . .                          14,138     61,893     61,826      --         --         --
Rental apartments
 under development . . .                          41,957     35,075     40,334     35,421     32,071     69,209
Land and predevelop-
 ment costs. . . . . . .                          15,106     15,409     15,200     12,644     12,604     14,248

Cash and
 cash equivalents. . . .                           6,584     10,201      8,817      9,699      8,898     10,058
Service Companies'
 assets. . . . . . . . .                          43,489     43,219     68,777     66,930     61,978     55,013
Other assets and
 deferred costs,
 net (c) . . . . . . . .                          15,468     21,738     51,507     20,484     29,401     28,047
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    TOTAL ASSETS . . . .$                      1,370,407  1,348,549  1,380,163  1,285,536  1,173,354  1,169,970
                        ========== ========== ========== ========== ========== ========== ========== ==========










Second Quarter 2004                                                                                    Page 23
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIABILITIES
Debt . . . . . . . . . .$                        694,308    706,534    820,090    731,110    674,373    669,648
Accrued expenses and
 other liabilities . . .                          41,310     40,011     51,610     52,155     49,681     45,569
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES . .                         735,618    746,545    871,700    783,265    724,054    715,217
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Mandatorily redeemable
 convertible preferred
 shares. . . . . . . . .                          93,247     93,247     93,247     93,247     93,247     93,247

Minority interest. . . .                          34,286     32,308     31,203     61,718     61,579     63,198

Total shareholders'
 equity. . . . . . . . .                         507,256    476,449    384,013    347,306    294,474    298,308
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY . . . . . . .$                      1,370,407  1,348,549  1,380,163  1,285,536  1,173,354  1,169,970
                        ========== ========== ========== ========== ========== ========== ========== ==========

Notes:

  (a) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (b) Net of accumulated depreciation of $4,041 at June 30, 2004 and $24,569 at March 31, 2004 and December 31,
      2003.










Second Quarter 2004                                                                                    Page 24
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

  (c) Includes the following:

      Deferred financing
       costs, net. . . .$                          4,337      6,858      7,482      7,358      6,510      5,465
      Deferred develop-
       ment costs. . . .                             718      3,556      4,123      4,053      3,738      4,780
      Operating
       receivables
       and prepaid
       expenses. . . . .                           3,052      3,544      4,297      2,206      2,716      3,492
      Deposits and
       restricted cash .                           3,704      4,052      3,581      4,139      3,423      3,221
      Notes receivable .                           1,941      1,941     30,112      1,874      8,277      8,485
      Advances to
       affiliates. . . .                             208        339        522       (144)     3,956      1,565
      Other. . . . . . .                           1,508      1,448      1,390        998        781      1,039
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                        $                         15,468     21,738     51,507     20,484     29,401     28,047
                        ========== ========== ========== ========== ========== ========== ========== ==========

















Second Quarter 2004                                                                                    Page 25
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                             DEBT AND PREFERRED SHARES SUMMARY
                                                                                                 June 30, 2004
                                                                             (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                                Weighted
                                                Average     Years to
Type of                             Percent     Interest    Maturity                                     Variable
of Indebtedness         Balance     of Total    Rate (c)      (d)      Secured    Unsecured   Fixed(e)     (e)
---------------         --------    --------    --------    --------   --------   ---------   --------   --------
Conventional
  mortgages. . . . . .  $356,549       74.8%        6.4%         5.7    356,549       --       356,549      --
Construction
  financing. . . . . .      --            0%          0%         0.0      --          --         --         --
Tax-exempt debt. . . .     9,500        2.0%        2.3%         0.5      9,500       --         --         9,500
Credit facilities (f).   105,000       22.1%        5.2%         1.9      --        105,000     85,000     20,000
Other (g). . . . . . .     5,400        1.1%        1.8%         0.0      --          5,400      --         5,400
                        --------     -------     -------     -------    -------     -------    -------    -------
    Total. . . . . . .  $476,449      100.0%        6.0%         4.7    366,049     110,400    441,549     34,900
                        ========     =======     =======     =======    =======     =======    =======    =======
  Percent of total . .                                                    76.8%       23.2%      92.7%       7.3%
                                                                        =======     =======    =======    =======

COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                                Weighted
                                                Average     Years to
Type of                             Percent     Interest    Maturity                                     Variable
of Indebtedness         Balance     of Total    Rate (c)      (d)      Secured    Unsecured   Fixed(e)     (e)
---------------         --------    --------    --------    --------   --------   ---------   --------   --------
Conventional
  mortgages. . . . . .  $566,619       81.6%        6.7%         5.8    566,619       --       566,619      --
Construction
  financing (m). . . .     9,811        1.4%        4.0%         2.0      9,811       --         2,179      7,632
Tax-exempt debt. . . .     9,500        1.4%        2.3%         1.9      9,500       --         --         9,500
Credit facilities (f).   105,000       15.1%        5.2%         0.5      --        105,000     85,000     20,000
Other (g). . . . . . .     3,378        0.5%        1.8%         1.9      --          3,378      --         3,378
                        --------     -------     -------     -------    -------     -------    -------    -------
    Total. . . . . . .  $694,308      100.0%        6.3%         5.0    585,930     108,378    653,798     40,510
                        ========     =======     =======     =======    =======     =======    =======    =======
  Percent of total . .                                                    84.4%       15.6%      94.2%       5.8%
                                                                        =======     =======    =======    =======
See notes on the following page

Second Quarter 2004                                                                                    Page 26
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                             DEBT AND PREFERRED SHARES SUMMARY
                                                                                                 June 30, 2004
                                                                             (Unaudited, dollars in thousands)

PREFERRED SHARES
----------------
                                                                                                       Current
                                                             Number of         Out-                   Liquidation
                                Date          Original       Shares at       standing     Dividend    Preference
Security                      of Issue         Issue         Issuance         Shares        Rate         (h)
----------------------        ---------       --------       ---------       --------     --------    -----------

Convertible Preferred
  Series B                        (i)         $ 75,000       3,125,000      3,125,000        (j)           76,500

Convertible Preferred
  Series D (k)                 10/31/01         20,000         800,000        800,000        (l)           20,433
                                              --------       ---------      ---------                     -------
                                              $ 95,000       3,925,000      3,925,000                      96,933
                                              ========       =========      =========                     =======


Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c) The Weighted Average Interest Rate for variable rate debt reflects (i) the variable rate in effect on the last day of the period (ii) the effective fixed interest rates on swaps and (iii) each financing's respective lender credit spread.

  (d) Years to Maturity reflects the expiration date of the credit enhancements supporting Tax-exempt debt, not the actual maturity dates of the bonds, which are in 2024.





Second Quarter 2004                                                                                    Page 27
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                 DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                                 June 30, 2004
                                                                             (Unaudited, dollars in thousands)



  (e) The following summarizes interest rate limitation and swap contracts associated with the Credit
      Facilities:


                                                                                Fixed Rate,
                                                                                 Excluding
                                                                                  Lender
      Type of                                                    Notional         Credit           Term of
      Contract      Counterparty                                  Amount          Spread          Contract
      --------      ------------                                 --------       -----------    ---------------
      Swap          Harris Trust & Savings Bank                   $15,000            6.405%    9/21/99  - 9/20/04
      Swap          Harris Trust & Savings Bank                    10,000            6.438%    10/4/99  - 10/4/04
      Cap           Commerzbank                                    15,000            4.000%    4/1/04 - 4/1/09
      Swap          Commerzbank                                    15,000            4.378%    4/1/04 - 4/1/09
      Swap          PNC Bank, N.A.                                 30,000            4.510%    4/1/04 - 4/1/09
                                                                  -------
                                                                  $85,000
                                                                  =======

  (f) See note (c) on page 30.

  (g) Demand notes payable by the Company to its managed partnerships.  Combined amount is net of elimination of
      Company's share.

  (h) Includes quarterly dividends payable in the following month.

  (i) Funded in three installments of $25 million each on 3/9/98, 6/30/98 and 9/30/98.

  (j) The dividend per share is the greater of an annualized (i) $1.84 per share or (ii) the amount payable on the common shares.  Dividends paid in May 2004 were $1,500.










Second Quarter 2004                                                                                    Page 28
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                 DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                                 June 30, 2004
                                                                             (Unaudited, dollars in thousands)



  (k) 800,000 preferred shares were issued at $25 per share.  These shares may be converted to 720,721 common shares, reflecting a conversion price of $27.75 per common share.

  (l) The dividend per share is the greater of an annualized (i) $2.1625 per share or (ii) the amount payable on the common shares.  Dividends paid in May 2004 were $433.

  (m) Reflects the Company's 30% share of $25,439 advanced against $30,920 commitment for AMLI Downtown and 25%
      share of $8,714 advanced against $37,000 commitment for AMLI at Museum Gardens.  AMLI at Seven Bridges is
      subject to a $51,000 permanent loan, of which AMLI's share is included in Conventional mortgages.


































Second Quarter 2004                                                                                    Page 29
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                               DEBT MATURITIES
                                                                                                 June 30, 2004
                                                                             (Unaudited, dollars in thousands)


CONSOLIDATED DEBT (a)
---------------------

                                                                                                   Wtd. Average
                                                                                                     Interest
                                                                                                     Rate on
                      Scheduled           Due at                             Percent to              Maturing
Year                 Amortization        Maturity           Total              Total                   Debt
----------           ------------       -----------      -----------         -----------           ------------
2004                    $  2,858           5,400              8,258                1.7%                   1.8%
2005                       5,950          31,024             36,974                7.8%                   8.2%
2006                       5,102         157,767            162,869               34.2%                   5.6%
2007                       3,344          75,073(c)          78,417               16.4%                   6.7%
2008                       2,988          11,301             14,289                3.0%                   6.9%
2009                       3,187           --                 3,187                0.7%                   0.0%
2010                       3,395           --                 3,395                0.7%                   0.0%
2011                       2,161         119,104            121,265               25.5%                   6.6%
2012                         785           --                   785                0.1%                   0.0%
2013                         838           --                   838                0.2%                   0.0%
Thereafter                 9,351          36,821(d)          46,172                9.7%                   4.9%
                        --------         -------            -------              ------                  -----
    Total               $ 39,959         436,490            476,449              100.0%                   6.0%
                        ========         =======            =======              ======                  =====
  Percent to Total          8.4%           91.6%             100.0%
                        ========         =======            =======

















Second Quarter 2004                                                                                    Page 30
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                   DEBT MATURITIES - CONTINUED
                                                                                                 June 30, 2004
                                                                             (Unaudited, dollars in thousands)


COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------

                                                                                                   Wtd. Average
                                                                                                     Interest
                                                                                                     Rate on
                      Scheduled           Due at                             Percent to              Maturing
Year                 Amortization        Maturity           Total              Total                   Debt
----------           ------------       -----------      -----------         -----------           ------------

2004                    $  3,986           3,378              7,364                1.1%                   2.3%
2005                       8,355          31,024             39,379                5.7%                   8.2%
2006                       7,752         192,042            199,794               28.8%                   5.7%
2007                       5,809         105,435(c)         111,244               16.0%                   7.2%
2008                       4,802          45,578             50,380                7.2%                   7.0%
2009                       4,709          44,389             49,098                7.1%                   6.7%
2010                       4,591          10,447             15,038                2.2%                   8.2%
2011                       2,661         148,421            151,082               21.8%                   6.7%
2012                       1,159           2,678              3,837                0.5%                   6.4%
2013                       1,192           8,009              9,201                1.3%                   5.2%
Thereafter                16,142          41,749(d)          57,891                8.3%                   5.1%
                        --------         -------            -------              ------                  -----
    Total               $ 61,158         633,150            694,308              100.0%                   6.3%
                        ========         =======            =======              ======                  =====
  Percent to Total          8.8%           91.2%             100.0%
                        ========         =======            =======

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c) The Company's primary unsecured line of credit was replaced in May 2003 with a new $200,000 line of credit maturing in May 2006.  The line of credit was increased to $240,000 in November 2003.

  (d) Includes Bonds which mature in 2024. The credit enhancements on $9,500 expires on December 18, 2004.


Second Quarter 2004                                                                                    Page 31
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                                 QUARTER ENDED

WEIGHTED AVERAGE PHYSICAL OCCUPANCY (b)
---------------------------------------

                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Dallas          6,979    -0.1%     -1.3%                      91.2%    92.5%    93.0%    92.8%    91.3%    87.9%
Atlanta         4,142     1.9%      0.3%                      93.9%    93.6%    94.6%    95.1%    92.0%    91.4%
Austin          2,221     1.1%      0.9%                      92.3%    91.4%    92.4%    93.7%    91.2%    91.7%
Houston         1,133     1.2%     -2.4%                      92.2%    94.6%    93.4%    94.6%    91.0%    89.0%
Indianapolis    2,428     1.4%      0.8%                      92.6%    91.8%    93.1%    94.0%    91.2%    89.4%
Kansas City     2,192     2.5%      0.3%                      93.1%    92.7%    92.7%    93.5%    90.6%    89.4%
Chicago         3,243     2.5%      1.6%                      94.6%    93.0%    93.3%    94.0%    92.1%    88.6%
Denver          1,260     6.4%      2.1%                      92.6%    90.5%    90.8%    92.0%    86.2%    82.7%
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Total          23,598     1.5%      0.1%                      92.7%    92.6%    93.2%    93.7%    91.2%    89.1%
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======



















Second Quarter 2004                                                                                    Page 32
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED

WEIGHTED AVERAGE COLLECTED REVENUE PER OCCUPIED UNIT (c)
---------------------------------------------------------

                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Dallas          6,279    -2.1%      0.8%                     $  817      811      805      822      834      847
Atlanta         4,142    -1.1%      1.1%                        873      863      862      875      883      883
Austin          2,221    -5.3%      0.0%                        776      775      773      794      819      823
Houston         1,133    -3.0%      0.8%                      1,031    1,022    1,019    1,053    1,063    1,068
Indianapolis    2,428    -2.5%      0.2%                        795      794      788      815      816      816
Kansas City     2,192    -1.5%      1.0%                        808      801      802      814      820      813
Chicago         3,243    -3.4%      0.5%                      1,063    1,058    1,064    1,079    1,100    1,112
Denver          1,260    -8.7%     -1.3%                        938      951      961      965    1,028    1,038
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Total          23,598    -2.9%      0.6%                     $  870      865      864      881      896      902
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======


Notes:

  (a) Information shown is Combined, including partnership communities at 100%.

  (b) Represents average daily physical occupancy which excludes model units.

  (c) Represents amounts collected for rent and other income.









Second Quarter 2004                                                                                    Page 33
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                                 QUARTER ENDED

TOTAL REVENUES (b)
------------------
                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Dallas          6,979    -2.0%     -0.7%                    $15,607   15,709   15,685   16,002   15,923   15,582
Atlanta         4,142     0.9%      1.4%                     10,181   10,040   10,135   10,338   10,089   10,031
Austin          2,221    -4.3%      1.0%                      4,763    4,717    4,759    4,959    4,977    5,030
Houston         1,133    -1.8%     -1.7%                      3,232    3,287    3,235    3,386    3,290    3,233
Indianapolis    2,428    -1.3%      1.3%                      5,350    5,283    5,321    5,571    5,417    5,213
Kansas City     2,192     1.2%      1.3%                      4,946    4,884    4,893    5,002    4,886    4,780
Chicago         3,243    -0.8%      2.2%                      9,785    9,571    9,657    9,869    9,862    9,585
Denver          1,260    -2.1%      0.9%                      3,282    3,253    3,301    3,355    3,351    3,210
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Total          23,598    -1.1%      0.7%                    $57,146   56,744   56,986   58,482   57,795   56,664
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======

EXPENSES (b)
------------
                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Dallas          6,979     3.1%     14.0%                    $ 7,398    6,492    7,052    7,588    7,177    6,779
Atlanta         4,142    14.0%     13.3%                      4,338    3,829    3,935    4,045    3,807    3,709
Austin          2,221    11.7%     12.3%                      2,456    2,187    2,080    2,050    2,198    2,270
Houston         1,133     2.4%      7.9%                      1,495    1,386    1,380    1,459    1,460    1,406
Indianapolis    2,428   -21.7%    -19.9%                      1,768    2,207    2,195    2,399    2,258    2,196
Kansas City     2,192     4.5%     13.8%                      1,953    1,717    1,552    2,048    1,869    1,666
Chicago         3,243     1.0%      6.6%                      4,139    3,882    3,940    4,205    4,100    3,692
Denver          1,260    -3.4%     24.0%                      1,253    1,010    1,114    1,240    1,297      966
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Total          23,598     2.6%      9.2%                    $24,800   22,710   23,248   25,034   24,166   22,684
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======

Second Quarter 2004                                                                                    Page 34
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED

NET OPERATING INCOME (b)
------------------------
                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Dallas          6,979    -6.1%    -10.9%                    $ 8,209    9,217    8,633    8,414    8,746    8,803
Atlanta         4,142    -7.0%     -5.9%                      5,843    6,211    6,200    6,293    6,282    6,322
Austin          2,221   -17.0%     -8.8%                      2,307    2,530    2,679    2,909    2,779    2,760
Houston         1,133    -5.1%     -8.6%                      1,737    1,901    1,855    1,927    1,830    1,827
Indianapolis    2,428    13.4%     16.5%                      3,582    3,076    3,126    3,172    3,159    3,017
Kansas City     2,192    -0.8%     -5.5%                      2,993    3,167    3,341    2,954    3,017    3,114
Chicago         3,243    -2.0%     -0.7%                      5,646    5,689    5,717    5,664    5,762    5,893
Denver          1,260    -1.2%     -9.5%                      2,029    2,243    2,187    2,115    2,054    2,244
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Total          23,598    -3.8%     -5.0%                    $32,346   34,034   33,738   33,448   33,629   33,980
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======


Notes:

  (a) Information shown is Combined, including partnership communities at 100%.

  (b) See page 41 for reconciliation of same store community revenue, expenses, net operating income and EBITDA.













Second Quarter 2004                                                                                    Page 35
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                                 QUARTER ENDED


OPERATING EXPENSES
------------------
                        Percent Change -
                        Current Quarter
                         Compared to
                        ----------------                  2004                                2003
                         Last     Last     ---------------------------------   ---------------------------------
Expense                  Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
-------                 ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Personnel                 2.6%      5.4%                    $ 5,937    5,633    5,574    5,910    5,785    5,235
Advertising and
 promotion                2.0%     19.4%                      1,163      974    1,057    1,339    1,141    1,088
Utilities                 1.2%      2.7%                      1,600    1,558    1,669    2,156    1,582    1,571
Building repair
 and maintenance         31.0%     62.7%                      3,749    2,305    2,900    3,517    2,862    2,332
Landscaping and
 grounds maintenance      0.7%     80.7%                      1,403      776      923    1,230    1,393      903
Real estate taxes        -5.6%     -7.7%                      7,197    7,800    7,506    7,166    7,623    7,908
Insurance                11.7%     -0.3%                      1,122    1,126    1,119    1,064    1,005      995
Property management
 fees                    -4.4%      0.3%                      2,021    2,015    2,043    2,119    2,115    2,076
Other                    -8.0%     16.1%                        608      523      457      533      660      577
                        ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

                          2.6%      9.2%                    $24,800   22,710   23,248   25,034   24,166   22,685
                        ======   =======   ======   ======   ======   ======   ======   ======   ======   ======














Second Quarter 2004                                                                                    Page 36
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED

CAPITAL EXPENDITURES (b)
------------------------
                        Percent Change -
                        Current Quarter
                         Compared to
                        ----------------                  2004                                2003
                         Last     Last     ---------------------------------   ---------------------------------
                         Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
                        ------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Total                   -11.2%     34.1%                    $ 1,701    1,268    1,280    1,836    1,915    1,364
                        ======   =======   ======   ======  =======   ======   ======   ======   ======   ======
Per apartment home                                          $  0.07     0.05     0.05     0.08     0.08     0.06
                                           ======   ======  =======   ======   ======   ======   ======   ======

TOTAL OPERATING COST (c)
------------------------
                        Percent Change -
                        Current Quarter
                         Compared to
                        ----------------                  2004                                2003
                         Last     Last     ---------------------------------   ---------------------------------
                         Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
                        ------   -------   ------   ------  -------   ------   ------   ------   ------   ------
Total                     1.6%     10.5%                    $26,501   23,978   24,528   26,870   26,081   24,049
                        ======   =======   ======   ======  =======   ======   ======   ======   ======   ======
Per apartment home                                          $  1.12     1.02     1.04     1.14     1.11     1.02
                                           ======   ======  =======   ======   ======   ======   ======   ======

Notes:

  (a) Information shown is Combined, including share of partnership communities at 100%.

  (b) See details in the Company's Form 10-K or Form 10-Q filed with the SEC.

  (c) Total operating cost equals the sum of the operating expenses and capital expenditures.






Second Quarter 2004                                                                                    Page 37
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                        SAME COMMUNITY
                                                        RENTAL REVENUE


      The following graphs present monthly rental revenue for the first six months of 2004 in black, compared to monthly rental revenue for the twelve months of 2003 in gray. Commentary and financial data are "Combined" (including partnership communities at 100%) and based only on the same community portfolio. "Combined" same community rental revenue for the second quarter of 2004 totaled $52.6 million, or 92.1% of total community revenue, which was $57.1 million. The difference is attributable to other community revenue, which includes ancillary services revenue and rental-related fees. Note that occupancy changes are disclosed in absolute terms, and economic data is as of May 2004.

      ALL COMMUNITIES
      ---------------

      For the second quarter 2004 compared to the same quarter a year ago, rental revenue declined 1.5%. The change was attributable to a 3.2% decline in collected rent per occupied unit, which was somewhat offset by a 1.5% increase in occupancy. Sequentially, portfolio-wide rental revenue for the current quarter compared to the first quarter 2003 increased by 0.1%. Rental income increased slightly as a result of an increase in occupancy in six of eight markets and flat to increasing collected rent per occupied unit in four of our eight markets. Overall, collected rent per occupied unit and occupancy were flat and up slightly, by 0.0% and 0.1%, respectively.

      DALLAS
      ------

      DALLAS rental revenue for the second quarter 2004 was down 2.3% compared to the second quarter 2003. Occupancy decreased slightly, by 0.1%, year over year and collected rent per occupied unit was down 2.2%. On a sequential basis, rental revenue decreased by 1.2% which was primarily due to a decrease in occupancy of 1.3%. Collected rent per occupied unit began to trend up, increasing by 0.4% this. After nearly two and a half years of losing jobs when measured on a year over year basis, the DF/W metroplex added 11,700 jobs in the trailing 12 months ended May 2004. Job growth will need to accelerate in the future year to help absorb the relatively high permit activity that remains in this market as 10,856 permits have been issued (2.0% of existing stock) for the year ending May 2004.

      ATLANTA
      -------

      ATLANTA rental revenue for the second quarter 2004 declined 0.1% compared to the second quarter 2003, driven by a 2.2% decline in collected rent per occupied unit which was mostly offset by a 1.9% increase in occupancy. On a sequential basis, rental revenue for the current quarter increased by 0.6% compared to the first quarter 2004 as both occupancy and collected rent per occupied increased by 0.3%. The challenge in Atlanta remains absorption of new supply, with 12,849 units permitted for the year ending May 2004, which represents a 3.5% increase to the existing apartment stock. Encouraging news in Atlanta is that job growth has turned positive.

For the year ending May 2004 employment posted a gain of 18,500 jobs or a modest 0.9% growth rate compared to net job lose for the same period of a year ago.










Second Quarter 2004                                            Page 38
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                        SAME COMMUNITY
                                            RENTAL REVENUE - CONTINUED


      CHICAGO
      -------

      CHICAGO rental revenue for the second quarter 2004 decreased 0.9% compared to the same quarter a year ago, driven by a 2.5% increase in occupancy, which was offset by a decline in collected rent per occupied unit of 3.5%. Sequentially, rental revenue for the current quarter was up 1.4% compared to the first quarter of 2004. Occupancy trended upward, increasing by 1.6%, over last quarter and collected rent per occupied unit continued to trend downward, but at a slower pace, dropping 0.3% in the second quarter. Chicago's challenge remains demand; the latest employment figures continue to show a net decrease over the last 12 months, albeit at a slower pace than last quarter and a much more modest pace than in prior years. On the supply side, the Chicago metro issued permits for 10,625 new multi-family units, representing 1.6% of existing apartment stock, for the year ending May 2004, a 16% increase from 2003.

      AUSTIN
      ------

      AUSTIN rental revenue for the second quarter 2004 declined 5.2% compared to the second quarter of 2003 due to a decrease in collected rent per occupied unit of 6.2% which was slightly offset by an increase in occupancy of 1.1%. On a sequential basis compared to the first quarter, rental revenue for was flat as occupancy was up 0.9% and collected rent per occupied unit was down by 0.9%. Austin continues to struggle with absorption as approximately 4,982 new units have been completed in the past twelve months. Fortunately permit activity continues to decline as 1,672 permits (1.1% of existing stock) were issued for the year ending May 2004, a decrease of 70% from the same period a year ago. At the same time job growth appears to be taking hold in this market as 2,800 jobs were added in the previous twelve months as of May 2004.

      KANSAS
      ------

      KANSAS rental revenue for the second quarter 2004 increased 0.1%, compared to the same period a year ago due to an increase of 2.5% in occupancy, which was mostly offset by a decrease in collected rent per occupied unit of 2.5%. Sequentially, rental revenue for the current quarter increased slightly, by 0.5%, as both occupancy and collected rent per occupied unit increased by 0.3%. Demand fundamentals in Kansas continue to challenge property operations, although there have been positive signs in both job growth and multifamily permits in 2004. For the year ending May 2004 the Kansas City metro area lost 800 jobs, a negative 0.1% rate, but significantly lower than the 14,700 jobs lost for the same period of a year ago. In addition, multifamily permits have trended down over the past year. For the year ending May 2004 authorized permits totaled 1,396 units, a 53.4% decrease over the same period of a year ago, and representing a 1.2% increase to the existing apartment stock.















Second Quarter 2004                                            Page 39
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                        SAME COMMUNITY
                                            RENTAL REVENUE - CONTINUED


      INDIANAPOLIS
      ------------

      INDIANAPOLIS rental revenue for second quarter 2004 fell by 0.5% compared to the same quarter a year ago as a result of an increase in occupancy of 1.5%, which was offset by a 1.8% decrease in collected rent per occupied unit. Sequentially, rental revenue for the current quarter increased by 1.1% as occupancy increased by 0.8% and collected rent per occupied unit was flat. Demand and supply fundamentals in Indianapolis continue to be a concern. The BLS reported job growth to be essentially flat (loss of 300 jobs) for the year ending May 2004. In addition, 2,473 multifamily permits have been authorized over the past year, which is a 7.1% decrease from the same period of a year ago, and represents a 2.0% increase to the existing apartment stock.

      HOUSTON
      -------

      HOUSTON rental revenue decreased by 2.5% in the second quarter of 2004 compared to the second quarter of 2003. Collected rent per occupied unit fell 3.7% while occupancy increased by 1.2%. On a sequential basis, rental revenue for the current quarter also decreased, by 2.7%, over the previous quarter, driven by a 2.4% decrease in occupancy. Collected rent per occupied unit continued to trend down, albeit at a slower pace than previous quarters, falling 0.3% this quarter. Houston will be faced with challenging supply fundamentals as permit activity remains high with 12,836 permits (2.8% of existing stock) issued for the year ending May 2004. On the demand side, Houston is beginning to show signs of a strong rebound as the economy improves as this market registered an increase of approximately 1,600 jobs for the twelve months ended May 2004.

      DENVER
      ------

      DENVER rental revenue for second quarter 2004 compared to the second quarter 2003 fell 1.5% due to continued weakness in the market, which pushed collected rent per occupied unit down by 8.2%. Occupancy, however, improved significantly, by 6.4%, which helped limit the decline in rental revenue. On a sequential basis, rental revenue for the current quarter was up 1.4% from the first quarter due to an increase in occupancy of 2.1%. Collected rent per occupied unit declined slightly over last quarter, down 0.9%. The Denver/Boulder metro continues to display weak demand/supply fundamentals driven by negative job growth and delivery of significant new supply. For the year ending May 2004 the metro area experienced a loss of 1,300 jobs, a negative 0.1% growth rate. On a positive note, for the year ending May 2004 authorized permits totaled 3,781 units (representing a 1.6% increase to the existing apartment stock), a 34.3% and 64.9% decrease over the same period of one and two years ago respectively.

















Second Quarter 2004                                            Page 40
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                             COMPONENTS OF NOI
                                                                                    THREE MONTHS ENDED JUNE 30
                                                                                        (Dollars in thousands)

                                                                                       Partnership Communities
                          Wholly-Owned Communities (a)        Combined (h)(i)                 at 100%
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2004      2003    Change     2004      2003    Change     2004      2003    Change
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
REVENUES
Same store
 communities (b) . . . .    21,688    21,877     -0.9%   31,892    32,271     -1.2%   27,891    28,206     -1.1%
Acquired from/contribu-
 ted to partnerships . .     7,588         0      0.0%    7,580     1,731    337.9%      -20     7,712   -100.3%
New communities (c). . .       817       374    118.2%    1,777     1,145     55.2%    3,641     2,898     25.6%
Communities under
 development and
 lease-up. . . . . . . .         0         0      0.0%      286        80    258.2%    1,395       400    248.8%
Acquisition
 communities (d) . . . .     3,424         0      0.0%    3,424         0      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .       787       856     -8.0%      787       856     -8.0%        0         0      0.0%
Communities held for
 sale or sold (f). . . .       862     4,374    -80.3%      862     5,323    -83.8%       -2     3,677   -100.0%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            35,166    27,481     28.0%   46,608    41,406     12.6%   32,905    42,893    -23.3%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========
EXPENSES
Same store
 communities (b) . . . .    10,003     9,674      3.4%   14,313    13,844      3.4%   11,727    11,267      4.1%
Acquired from/contribu-
 ted to partnerships . .     3,080         0      0.0%    3,076       736    317.8%      -10     3,226   -100.3%
New communities (c). . .       351       189     86.0%      713       555     28.5%    1,382     1,396     -1.1%
Communities under
 development and
 lease-up. . . . . . . .         0         0      0.0%      209        73    185.9%      942       366    157.5%
Acquisition
 communities (d) . . . .     1,753         0      0.0%    1,753         0      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .       382       326     17.1%      382       326     17.1%        0         0      0.0%
Communities held for
 sale or sold (f). . . .       591     1,785    -66.9%      593     2,236    -73.5%        8     1,741    -99.6%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            16,160    11,974     35.0%   21,039    17,770     18.4%   14,049    17,996    -21.9%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========

Second Quarter 2004                                                                                    Page 41
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                    THREE MONTHS ENDED JUNE 30
                                                                                        (Dollars in thousands)

                                                                                       Partnership Communities
                          Wholly-Owned Communities (a)        Combined (h) (i)                 at 100%
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2004      2003    Change     2004      2003    Change     2004      2003    Change
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
NET OPERATING INCOME
Same store
 communities (b) . . . .    11,685    12,203     -4.2%   17,579    18,427     -4.6%   16,164    16,939     -4.6%
Acquired from/contribu-
 ted to partnerships . .     4,508         0      0.0%    4,504       995    352.8%      -10     4,486   -100.2%
New communities (c). . .       466       185    151.0%    1,064       590     80.4%    2,259     1,502     50.4%
Communities under
 development and
 lease-up. . . . . . . .         0         0      0.0%       77         7   1067.2%      453        34   1227.3%
Acquisition
 communities (d) . . . .     1,671         0      0.0%    1,671         0      0.0%        0         0      0.0%
Communities under
 rehab (e) . . . . . . .       405       530    -23.4%      405       530    -23.4%        0         0      0.0%
Communities held
 for sale or sold (f). .       271     2,589    -89.5%      269     3,087    -91.3%      -10     1,936   -100.4%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            19,006    15,507     22.6%   25,569    23,636      8.2%   18,856    24,897    -24.3%
                          ========  ========  ========                     ======== ========  ========  ========
Cash flow preference
 and operating
 promote (g) . . . . . .                                    461       695
                                                       --------  --------
Company's share of
  NOI (h). . . . . . . .                                 26,030    24,331

Company's share of
  other, net . . . . . .                                   -188      -345
                                                       --------  --------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA. .                                 25,842    23,986
                                                       ========  ========

COMPANY'S PERCENTAGE
 OF PARTNERSHIPS' NOI:
Before cash flow
 preferences (g) . . . .                                  34.8%     32.6%
Including cash flow
 preferences and
 other (g) . . . . . . .                                  37.3%     35.4%
                                                       ========  ========

Second Quarter 2004                                                                                    Page 42
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                    THREE MONTHS ENDED JUNE 30
                                                                                        (Dollars in thousands)




Notes:

  (a) Includes communities that were sold and reported as Discontinued Operations in the
      Company's Statements of Operations.

  (b) Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2003.

  (c) New communities are communities that were developed by the Company and began stabilized operations after January 1, 2003.

  (d) Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2003.

  (e) Communities being rehabbed as of January 1, 2004.

  (f) Reflects operations through the date of sale.

  (g) The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.  See page 44.

  (h) Based on Company's ownership share of each partnership's NOI.  Reflect only property operations.
      Excludes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 44.

  (i) Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities.












Second Quarter 2004                                                                                    Page 43
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    CO-INVESTMENT COMPENSATION
                                                                                                 Quarter Ended
                                                                                        (Dollars in thousands)
                                             2004                                        2003
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
FEE INCOME (a)
Acquisition fees (a) . .                        $   --         --         --         --         --         --
Asset management fees
  (b). . . . . . . . . .                             162        166        113        111        118        118
Disposition fees (c) . .                            --         --          242        325       --         --
Development fees (a) . .                             262        267        202        396        394        338
                          --------   --------   --------   --------   --------   --------   --------   --------
                                                     424        433        557        832        512        456
                          --------   --------   --------   --------   --------   --------   --------   --------
SHARE OF CASH FLOW (d)
Promoted interest from
  sale proceeds. . . . .                            --         --         --          375       --         --
Promoted interest from
  operating cash flow. .                             207        254        151        127        146        125
Cash flow preferences
  (e). . . . . . . . . .                             254        812        358        330        549        530
                          --------   --------   --------   --------   --------   --------   --------   --------
                                                     461      1,066        509        832        695        655
                          --------   --------   --------   --------   --------   --------   --------   --------
    TOTAL. . . . . . . .                        $    885      1,499      1,066      1,664      1,207      1,111
                          ========   ========   ========   ========   ========   ========   ========   ========

Notes:

  (a) Acquisition, debt/equity placement and development fees are shown net of elimination of Company's share.
      Property management, construction and certain asset management fees are earned by the Company's subsidiaries. See page 45.

  (b) Asset management fees are shown at 100%. The Company's share of partnerships' EBITDA is reduced by its share of this fee.  Includes $285 in the first quarter of 2004 which is reported in discontinued operations
      (see pages 14 and 17).

  (c) Disposition fees are shown at 100% as reported gains on sale have been reduced for this cost.

  (d) See page 41.

  (e) The Company receives compensation from certain partnerships in the form of a preferential distribution of cash flow.

Second Quarter 2004                                                                                    Page 44
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                       SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                            Three Months Ended
                                                                                                     Unaudited
                                                                                        (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------
                                             2004                                        2003
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
REVENUE
Property management
 fees (a). . . . . . . .  $                        2,419      2,482      2,552      2,657      2,611      2,551
General contractor
 revenue, net (b). . . .                             137        144       (310)        77        360        625
Gross profit -
 corporate homes (c) . .                             264        249        242        276        251        227
Other income . . . . . .                             341        639        572        320        395        205
                          --------   --------   --------   --------   --------   --------   --------   --------
                                                   3,161      3,514      3,056      3,330      3,617      3,608
                          --------   --------   --------   --------   --------   --------   --------   --------

OPERATING EXPENSES
Property management. . .                           2,638      2,647      1,396      2,606      2,663      2,351
General contractor . . .                             521        780        721        765        498        443
Corporate homes. . . . .                             255        244        260        245        245        230
                          --------   --------   --------   --------   --------   --------   --------   --------
                                                   3,414      3,671      2,377      3,616      3,406      3,024
                          --------   --------   --------   --------   --------   --------   --------   --------
Provision for loss
  on land parcels
  held for sale. . . . .                           --         --          (550)     --         --         --

Share of gain on sale
 of a residential
 community built
 for sale. . . . . . . .                           --         --         --         1,913      --         --
                          --------   --------   --------   --------   --------   --------   --------   --------
EBITDA (d) . . . . . . .                            (253)      (157)       129      1,627        211        584
                          --------   --------   --------   --------   --------   --------   --------   --------






Second Quarter 2004                                                                                    Page 45
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                            Three Months Ended
                                                                                                     Unaudited

                                                                                        (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------

                                             2004                                        2003
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------

Interest expense . . . .                            (272)      (408)      (351)      (289)      (230)      (172)
Depreciation and
 amortization. . . . . .                            (845)      (837)      (806)      (778)      (780)      (760)
Taxes. . . . . . . . . .                             522        494        391       (213)       303        155
                          --------   --------   --------   --------   --------   --------   --------   --------
NET INCOME (LOSS). . . .                            (848)      (908)      (637)       347       (496)      (193)

Eliminations, interest
 and other (d) . . . . .                             315        452        325        382        247        151
                          --------   --------   --------   --------   --------   --------   --------   --------
SHARE OF INCOME (LOSS)
 FROM THE SERVICE
 COMPANIES (e) . . . . .  $                         (533)      (456)      (312)       729       (249)       (42)
                          ========   ========   ========   ========   ========   ========   ========   ========


Notes:

  (a) Includes a 3% fee from wholly-owned communities.

  (b) General contractor revenues are shown net of construction costs.

  (c) Gross revenue from customers less payments to communities and cost of sales.

  (d) Share of Service Company's EBITDA on page 12 equals EBITDA above plus intercompany elimination excluding interest.

  (e) See Company's Consolidated Statements of Operations.






Second Quarter 2004                                                                                    Page 46
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                        (Dollars in thousands)

COMBINED CONDENSED FINANCIAL POSITION
-------------------------------------
                                             2004                                        2003
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
ASSETS
Receivables (a). . . . .  $                        5,506      6,557      6,351      9,162     12,453     14,356
Land held for
 sale (b). . . . . . . .                          12,433     12,404     12,301     12,822     12,816     12,780
Rental communities
 under development
 and held for sale
 (c) . . . . . . . . . .                           9,676      8,396     34,618     29,620     20,434     11,736
Building and
 leasehold improve-
 ments, net (d). . . . .                           2,208      2,257      2,227      2,327      2,352      2,406
Information technology
 costs, net. . . . . . .                           7,600      7,959      8,500      8,160      8,287      8,231
Other (e). . . . . . . .                           6,066      5,646      4,780      4,839      5,636      5,504
                          --------   --------   --------   --------   --------   --------   --------   --------
    Total Assets . . . .  $                       43,489     43,219     68,777     66,930     61,978     55,013
                          ========   ========   ========   ========   ========   ========   ========   ========

Notes:

(a) Primarily costs
    and fees due from
    affiliates.

(b) Represents land
    parcels as follows:
     Prairie Lakes
      (120 acres in
      Indiana) . . . . .  $                        7,219      7,192      7,160      7,681      7,616      7,642
     Fossil Creek
      (34 acres in
      Texas) . . . . . .                           5,214      5,212      5,141      5,141      5,200      5,138
                          --------   --------   --------   --------   --------   --------   --------   --------
                          $                       12,433     12,404     12,301     12,822     12,816     12,780
                          ========   ========   ========   ========   ========   ========   ========   ========



Second Quarter 2004                                                                                    Page 47
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                        (Dollars in thousands)


                                             2004                                        2003
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
(c) See Pages 55, 57
    and 59.

(d) Primarily includes a
    corporate office
    building, net of
    depreciation.

(e) Represented by:
     Investments in
      partnerships . . .  $                           43        215        485        928      1,747      1,632
     Investments in
      real estate. . . .                           1,448      1,448        737        737        737        737
     Deferred income
      tax. . . . . . . .                           3,240      2,721      2,229      1,852      2,064      1,760
     Unamortized
      goodwill . . . . .                             668        668        668        668        668        668
     Other . . . . . . .                             667        594        661        654        420        707
                          --------   --------   --------   --------   --------   --------   --------   --------
                          $                        6,066      5,646      4,780      4,839      5,636      5,504
                          ========   ========   ========   ========   ========   ========   ========   ========




















Second Quarter 2004                                                                                    Page 48
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                        STABILIZED COMMUNITIES
                                                                                                 June 30, 2004

                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  June 30,   2nd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)     2004       2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------
DALLAS/
FT. WORTH, TX
-------------
AMLI:
 at Bent Tree      100%       Dallas, TX          1997  1996/2000     500              91.2%   $  864   Same Store
 at Bishop's
  Gate             100%       Plano, TX           1997       1997     266              88.0%    1,050   Same Store
 at Breckinridge
  Point             45%       Richardson, TX      2000       1999     440              89.1%      910   Same Store
 at Bryan Place     48%       Dallas, TX          2002       1999     420              92.6%      928   Same Store
 at Chase Oaks     100%       Plano, TX           1994       1986     250              92.0%      686   Same Store
 at Deerfield       25%       Plano, TX      Developed       2000     240              95.8%      914   Same Store
 on the Fairway    100%       Coppell, TX         2004       2002     322              87.9%      894  Acquisition
 on Frankford       45%       Dallas, TX          2000       1998     582              90.9%      890   Same Store
 on the Green      100%       Ft. Worth, TX       1994    1990/93     424              91.8%      731   Same Store
 Knox-Henderson    100%       Dallas, TX          2003       1994     180              93.9%    1,052  Acquisition
 at Nantucket      100%       Dallas, TX          1988       1986     312              87.8%      563   Same Store
 of North Dallas   100%       Dallas, TX       1989/90    1985/86   1,032              90.5%      702   Same Store
 at Oak Bend       100%       Dallas, TX          1999       1997     426              91.8%      776   Same Store
                                                                                                        (b)
 on the Parkway     25%       Dallas, TX     Developed       1999     240              93.8%      832   Same Store
 at Prestonwood
  Hills             45%       Dallas, TX          1999       1997     272              91.9%      868   Same Store
 7th Street
  Station          100%       Ft. Worth, TX       2002       2000     189              93.7%    1,017   Same Store
 at Shadow Ridge   100%       Flower Mound, TX    2001       2000     222              84.7%    1,004   Same Store
 at Stonebridge
  Ranch            100%       McKinney, TX        2001       2001     250              90.0%      784   Same Store
 on Timberglen     100%       Dallas, TX          1990       1985     260              94.6%      593   Same Store
                                                                                                        (b)
 Upper West Side   100%       Ft. Worth, TX       2002       2001     194              92.8%      976   Same Store
 at Valley Ranch   100%       Irving, TX          1990       1985     460              93.5%      784   Same Store
                                                                   ------   ------    ------   ------
                                                                    7,481    27.6%     91.2%      826
                                                                   ------   ------    ------   ------



Second Quarter 2004                                                                                    Page 49
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                 June 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  June 30,   2nd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2003      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

ATLANTA, GA
------------
AMLI:
 at Barrett Lakes   35%       Kennesaw, GA   Developed       1997     446              94.4%      899   Same Store
 at Barrett Walk    25%       Kennesaw, GA   Developed       2002     290              94.8%      868   New
 at Clairmont      100%       Atlanta, GA         1988       1988     288              90.3%      802   Same Store
 at Kedron
  Village           20%       Fayette
                              County, GA     Developed       2002     216              94.0%    1,024   Same Store
 at Killian Creek  100%       Snellville,
                              GA             Developed       1999     256              92.6%      833   Same Store
 at Lost Mountain   75%       Paulding
                              County, GA     Developed       2000     164              93.3%      779   Same Store
 at Mill Creek      25%       Gwinnett
                              County, GA     Developed       2001     400              93.5%      802   Same Store
 at Milton Park     25%       Alpharetta,
                              GA             Developed       2003     461              96.5%      938   New
 at Northwinds      35%       Alpharetta,
                              GA             Developed       1999     800              93.5%    1,024   Same Store
 at Park Creek     100%       Gainesville,
                              GA             Developed       1998     200              93.5%      833   Same Store
 at Peachtree
  City              20%       Fayette
                              County, GA     Developed       1998     312              96.8%      779   Same Store
 at River Park      40%       Norcross, GA   Developed       1997     222              96.0%      837   Same Store
 at Towne Creek    100%       Gainesville,
                              GA             Developed       1989     150              94.7%      652   Same Store
 at Vinings        100%       Smyrma, GA       1992/97       1985     360              94.2%      822   Same Store
 at West Paces     100%       Atlanta, GA         1993       1992     337              83.1%      891   Same Store
 at Windward Park   45%       Alpharetta,
                              GA                  1999       1999     328              95.1%      908   Same Store
                                                                   ------   ------    ------   ------
                                                                    5,230    19.3%     93.5%      881
                                                                   ------   ------    ------   ------






Second Quarter 2004                                                                                    Page 50
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                 June 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  June 30,   2nd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

CHICAGO, IL
-----------
AMLI:
 at Chevy Chase     33%       Buffalo Grove,
                              IL                  1996       1988     592              94.3%    1,050   Same Store
 at Danada Farms   100%       Wheaton, IL         1997    1989/91     600              95.2%    1,025   Same Store
                                                                                                        (b)
 at Fox Valley      25%       Aurora, IL     Developed       1998     272              96.0%    1,047   Same Store
 at Oakhurst
  North            100%       Aurora, IL     Developed       2000     464              94.4%    1,062   Same Store
                                                                                                        (b)
 at Osprey Lake     69%       Gurnee, IL          2001    1997/99     483              93.4%    1,039   Same Store
 at Poplar Creek   100%       Schaumburg, IL      1997       1985     196              96.4%    1,078   Same Store
 at St. Charles     25%       St. Charles,
                              IL             Developed       2000     400              94.3%    1,141   Same Store
 at Windbrooke      15%       Buffalo Grove,
                              IL                  1995       1987     236              96.6%    1,119   Same Store
                                                                   ------   ------    ------   ------
                                                                    3,243    12.0%     94.8%    1,063
                                                                   ------   ------    ------   ------

AUSTIN, TX
----------
AMLI:
 in Great Hills    100%       Austin, TX          1991       1985     344              92.2%      652   Same Store
 at Lantana Ridge  100%       Austin, TX          1997       1997     354              94.1%      833   Same Store
 at Monterey Oaks   25%       Austin, TX     Developed       2000     430              94.9%      861   Same Store
 at Scofield
  Ridge             45%       Austin, TX          2000       2000     487              88.7%      782   Same Store
 at StoneHollow    100%       Austin, TX          2000       1997     606              93.4%      747   Same Store
                                                                   ------   ------    ------   ------
                                                                    2,221     8.2%     92.6%      776
                                                                   ------   ------    ------   ------







Second Quarter 2004                                                                                    Page 51
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                 June 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  June 30,   2nd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

KANSAS CITY, KS
---------------
AMLI:
 at Cambridge
  Square            30%       Overland Park,
                              KS             Developed       2002     408              91.2%      877   New
 Creekside         100%       Overland Park,
                              KS             Developed       2000     224              95.5%      805   Same Store
                                                                                                        (b)
 at Lexington
  Farms            100%       Overland Park,
                              KS                  1998       1998     404              91.8%      780   Same Store
 at Regents
  Center           100%       Overland Park,
                              KS                  1994    1991/95
                                                              /97     424              93.6%      760   Same Store
 at Regents
  Crest            100%       Overland Park,
                              KS                  1997  1997/2000     476              95.4%      790   Same Store
                                                                                                        (b)
 at Summit
  Ridge             25%       Lees Summit,
                              MO             Developed       2001     432              92.1%      847   Same Store
 at Wynnewood
  Farms             25%       Overland Park,
                              KS             Developed       2000     232              94.0%      914   Same Store
                                                                   ------   ------    ------   ------
                                                                    2,600     9.6%     93.2%      819
                                                                   ------   ------    ------   ------











Second Quarter 2004                                                                                    Page 52
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                 June 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  June 30,   2nd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

INDIANAPOLIS, IN
----------------
AMLI:
 Carmel Center     100%       Carmel, IN     Developed       2004     322              95.7%      947   New
 at Castle Creek   100%       Indianapolis,
                              IN             Developed       2000     276              90.9%      900   Same Store
                                                                                                        (b)
 at Conner Farms   100%       Fishers, IN         1997       1993     300              94.0%      840   Same Store
 at Eagle Creek    100%       Indianapolis,
                              IN                  1998       1998     240              91.7%      851   Same Store
 at Lake
  Clearwater        25%       Indianapolis,
                              IN             Developed       1999     216              93.1%      955   Same Store
 at Riverbend      100%       Indianapolis,
                              IN               1992/93    1983/85     996              93.0%      681   Same Store
 on Spring Mill    100%       Carmel, IN          1999       1999     400              91.5%      852   Same Store
                                                                                                        (b)
                                                                   ------   ------    ------   ------
                                                                    2,750    10.1%     92.9%      813
                                                                   ------   ------    ------   ------

HOUSTON, TX
-----------
AMLI:
 on Eldridge
  Parkway          100%       Houston, TX         2004  1998/1999     668              87.3%      816  Acquisition
 at Kings Harbor    25%       Houston, TX    Developed       2001     300              91.0%      859   New
 at the Medical
  Center           100%       Houston, TX         2001       2000     334              91.3%      999   Same Store
 Midtown            45%       Houston, TX         2000       1998     419              92.6%    1,070   Same Store
 Towne Square       45%       Houston, TX         2000       1999     380              94.7%    1,016   Same Store
                                                                   ------   ------    ------   ------
                                                                    2,101     7.7%     90.9%      938
                                                                   ------   ------    ------   ------






Second Quarter 2004                                                                                    Page 53
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                                 June 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  June 30,   2nd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

DENVER, CO
----------
AMLI:
 at Lowry Estates   50%       Denver, CO          2000       2000     414              88.9%      980   Same Store
 at Gateway Park   100%       Denver, CO          2000       2000     328              89.9%      847   Same Store
 at Park Meadows    25%       Littleton, CO       2002       2001     518              91.1%      962   Same Store
                                                                   ------   ------    ------   ------
                                                                    1,260     4.6%     90.1%      938
                                                                   ------   ------    ------   ------

SOUTHEAST
FLORIDA
---------

AMLI
 at Ibis           100%       West Palm
                              Beach, FL           2004       2001     234     0.9%     91.0%      952  Acquisition
                                                                   ------   ------    ------   ------

TOTAL                                                              27,120     100%     92.5%   $  874
                                                                   ======   ======    ======   ======


Note:

     (a)   Based on number of apartment homes

     (b)   These communities are "Same Store" with respect to information provided on pages 32, 34 and 36 regarding wholly-owned and Partnership communities, but are included as "Acquired from/contributed to partnerships" on page 41.

     (c)   Reported as "Held for Sale" in the Consolidated and Combined Balance Sheets (pages 20 and 23)
           and in Income from discontinued operations in the Consolidated and Combined Statements of Operations
           (pages 14 and 17).



Second Quarter 2004                                                                                    Page 54
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                           DEVELOPMENT SUMMARY
                                                                                                 June 30, 2004
                                                                                        (Dollars in thousands)

                                           Number
                                  Percen-   of      Con-             Antici-  Antici- Number of
                                  tage of  Apart-   struc-           pated    pated   Apartment  Percent   Percent
                                  Owner-   ment     tion     First   Comple-  Stabil-   Homes    Complete  Leased
Market/Community   Submarket      ship     Homes   Started Occupancy tion     ization Delivered    (a)       (b)
----------------   ---------      -------  ------  ------- --------- -------  ------- ---------  --------  -------

COMMUNITIES UNDER DEVELOPMENT

DALLAS, TX
----------

AMLI at
 La Villita        Las Colinas,
                   TX                100%     360    3Q/04     1Q/05   3Q/05    4Q/06         0       13%       NA

AUSTIN, TX
----------

AMLI
 Downtown          Austin, TX         30%     220    2Q/02     1Q/04   3Q/04    2Q/05       120       91%      27%

CHICAGO, IL
-----------

AMLI:
 at Museum
   Gardens         Vernon Hills, IL   25%     294    2Q/03     3Q/04   1Q/05    1Q/06         0       52%      N/A
                                            -----                                         -----
    Total                                     874                                           120
                                            =====                                         =====












Second Quarter 2004                                                                                    Page 55
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                               DEVELOPMENT SUMMARY - CONTINUED
                                                                                                 June 30, 2004
                                                                                        (Dollars in thousands)


                                           Number
                                  Percen-   of      Con-             Antici-  Antici- Number of
                                  tage of  Apart-   struc-           pated    pated   Apartment  Percent   Percent
                                  Owner-   ment     tion     First   Comple-  Stabil-   Homes    Complete  Leased
Market/Community   Submarket      ship     Homes   Started Occupancy tion     ization Delivered    (a)       (b)
----------------   ---------      -------  ------  ------- --------- -------  ------- ---------  --------  -------

COMMUNITIES COMPLETED AND IN LEASE-UP

AUSTIN, TX
----------

AMLI at
Walnut Creek       Austin, TX        100%     460    4Q/02     3Q/03   2Q/04    1Q/05       460      100%      66%

CHICAGO, IL
-----------

AMLI at
Seven Bridges      Woodridge, IL      20%     520    3Q/01     3Q/02   4Q/03    4Q/04       520      100%      91%
                                              ---                                          ----
                                              980                                           980
                                              ===                                          ====

CONSOLIDATED SERVICE COMPANY COMMUNITY SUBSTANTIALLY COMPLETED AND IN LEASE-UP

INDIANAPOLIS, IN
----------------

AMLI at Old
 Town Carmel       Carmel, IN        100%      91    1Q/03     1Q/04   3Q/04    4Q/04        91       95%      56%
                                              ===                                           ===


Notes:

     (a)  Represents costs to date divided by Total Development Costs.

     (b)  Represents number of leased apartments (not necessarily occupied) divided by the total Number of
          Apartment Homes.



Second Quarter 2004                                                                                    Page 56
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                           DEVELOPMENT SUMMARY
                                                                                                 June 30, 2004
                                                                                        (Dollars in thousands)


                                            At 100%                              Company's Share
                                  ----------------------------  ------------------------------------------------
                                                                                                         Equity
                         Percen-   Total                         Total      Cost                        Required
                         tage of  Develop-    Cost              Develop-  Expended             Total      to
                         Owner-    ment     Expended  Cost To    ment     To Date   Cost To    Equity   Complete
Market/Community         ship      Costs    To Date   Complete  Costs(a)    (a)     Complete    (b)       (b)
----------------        --------  --------  --------  --------  --------  --------  --------  --------  --------

COMMUNITIES UNDER DEVELOPMENT

DALLAS, TX
----------
AMLI at Villita             100%  $ 25,575     3,354    22,221    25,575     3,354    22,221    25,575    22,221


AUSTIN, TX
----------
AMLI Downtown (c)            30%    50,920    44,478     6,442    15,276    13,343     1,933     6,000         0


CHICAGO, IL
-----------
AMLI at
Museum Gardens
(c)(d)                       25%    61,571    37,226    24,345    15,393     9,307     6,086     5,819        37


COMMUNITIES COMPLETED AND IN LEASE-UP

AUSTIN, TX
----------
AMLI at
Walnut Creek                100%    31,000    30,833       167    31,000    30,833       167    31,000       167


CHICAGO, IL
-----------
AMLI at
Seven Bridges (c)            20%    83,000    81,725     1,275    16,600    16,345       255     6,400       255


Second Quarter 2004                                                                                    Page 57
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                               DEVELOPMENT SUMMARY - CONTINUED
                                                                                                 June 30, 2004
                                                                                        (Dollars in thousands)


                                            At 100%                              Company's Share
                                  ----------------------------  ------------------------------------------------
                                                                                                         Equity
                         Percen-   Total      Cost               Total      Cost                        Required
                         tage of  Develop-  Expended            Develop-  Expended             Total      to
                         Owner-    ment     To Date   Cost To    ment     To Date   Cost To    Equity   Complete
Market/Community         ship     Costs(a)    (a)     Complete  Costs(a)    (b)     Complete    (b)       (b)
----------------        --------  --------  --------  --------  --------  --------  --------  --------  --------

CONSOLIDATED SERVICE COMPANY COMMUNITY SUBSTANTIALLY COMPLETED AND IN LEASE-UP


INDIANAPOLIS, IN
----------------

AMLI at
Old Town Carmel             100%    11,606    10,924       682    11,606    10,924       682    11,606       682
                                  --------  --------  --------  --------  --------  --------  --------  --------
                                  $263,672   208,540    55,132   115,450    84,106    31,344    86,400    23,362
                                  ========  ========  ========  ========  ========  ========  ========  ========


Notes:

  (a) Includes costs of initial lease-up, some of which are being expensed, and in the case of
      Old Town Carmel, interest and other costs capitalized in conslidaiton.

  (b) Net of (future) mortgage proceeds and joint venture partner contributions.

  (c) These communities are subject to debt.  See notes to Debt and Preferred Shares Summary on page 27.
      All other communities are unencumbered.

  (d) Of this total development costs, $1,300 is anticipated to be funded from net operating income from the community during the lease-up period.








Second Quarter 2004                                                                                    Page 58
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                     LAND HELD FOR DEVELOPMENT OR SALE
                                                         June 30, 2004



                                                            Number of
                                                            Apartment
Market/Community                 Submarket                    Homes
----------------                 ---------                  ---------

AUSTIN, TX
----------
AMLI at
 Anderson Mill (a)               Northwest Austin                520


FORT WORTH, TX
--------------
AMLI at
 Mesa Ridge                      North Fort Worth                230


HOUSTON, TX
-----------
AMLI at
 Champions II                    Northwest Houston               288


KANSAS CITY, KS
---------------
AMLI at:
 Lexington Farms -
  Phase II                       Overland Park                   104

 Westwood Ridge (a)              Overland Park                   428
                                                              ------

    Total                                                      1,570
                                                              ======






Note:

  (a) AMLI commenced development planning of AMLI at Westwood Ridge and a portion of AMLI at Anderson Mill in July 2004.




















Second Quarter 2004                                            Page 59
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                           NON-GAAP FINANCIAL MEASURES
                                                         June 30, 2004


This Quarterly Supplemental Information contains certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community. Reconciliations of all non-GAAP financial measures to GAAP financial measures are included at the end of this Supplemental Operating and Financial Data.


DEFINITIONS OF NON-GAAP FINANCIAL MEASURES


NOI AND EBITDA
--------------

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

NOI from one community is the community revenue less the community expenses for that property. NOI for all communities is the community revenue from all communities less the community expenses for all communities.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expenses.


COMMUNITY REVENUE
-----------------

COMMUNITY REVENUE comprises that portion of total revenue collected or due from leases at AMLI's rental communities and includes any such amounts as may be reported as discontinued operations.


COMMUNITY EXPENSES
------------------

COMMUNITY EXPENSES comprise that portion of total expenses that exclude losses from sales or valuation of land, expenses of the Service Companies, general and administration expense, and interest, taxes, depreciation and amortization. Community operating expenses include amounts reported as personnel, advertising and promotion, utilities, building repairs and maintenance and services, landscaping and grounds maintenance, real estate taxes, insurance, property management, and other operating expenses, and such amounts as may be included in discontinued operations.














Second Quarter 2004                                            Page 60
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                         June 30, 2004



DEFINITIONS OF NON-GAAP FINANCIAL MEASURES -  CONTINUED


FUNDS FROM OPERATIONS ("FFO")
-----------------------------

FUNDS FROM OPERATIONS is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

FFO is defined as net income (computed in accordance with GAAP), excluding extraordinary gains (losses) from debt restructuring and gains (losses) from sales of depreciable operating communities, plus depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates.

Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO does not represent cash flows from operations, as defined by GAAP; is not indicative that cash flows are adequate to fund all cash needs; is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or the Company's cash flows or liquidity as defined by GAAP. FFO is widely accepted in measuring the performance of equity REITs.

FFO PER SHARE IS FFO divided by the fully-diluted number of Operating Partnership Units outstanding. FFO is always presented on a fully-diluted basis only.


ADJUSTED FUNDS FROM OPERATIONS ("AFFO")
---------------------------------------

ADJUSTED FUNDS FROM OPERATIONS IS FFO less expenditures capitalized (excluding expenditures capitalized relating to the development of new property, the acquisition of additional property, or the rehab of existing property, but including AMLI's proportionate share of such expenditures capitalized by its co-investment partnerships).

AFFO PER SHARE is AFFO divided by the fully-diluted number of Operating Partnership Units outstanding. AFFO per share is always presented on a fully-diluted basis only.


SAME STORE COMMUNITIES
----------------------

SAME STORE COMMUNITY INFORMATION includes only such portions of community revenue, expenses, NOI or EBITDA as are generated from AMLI's same community universe, which changes each January 1 as communities with one full year of stabilized operations as of that date are added, and which may change quarterly thereafter as any components of the same community universe are sold or contributed to co-investment partnerships.










Second Quarter 2004                                            Page 61
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                                 June 30, 2004
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO
                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
NET INCOME . . . . . . .$                         42,304      6,719     13,533      5,935      2,928      3,708
Income from discon-
 tinued operations, net
 of minority interest. .                            (496)    (2,119)    (1,276)      (321)    (1,062)    (1,185)
Gain on sale of rental
 communities, net of
 minority interest . . .                         (36,848)     --        (5,113)     --         --         --
Gain on sale of bond
 financing for a
 community sold, net
 of minority interest. .                          (5,057)     --         --         --         --         --
Minority interest. . . .                            (136)       209        581        702        (24)       117
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income (loss) from
 continuing operations
 before minority
 interest. . . . . . . .                            (233)     4,809      7,725      6,316      1,842      2,640

Income from discon-
 tinued operations
 before minority
 interest. . . . . . . .                             529      2,286      1,421        383      1,285      1,440
Discontinued operations
 - gain on sale of bond
 financing . . . . . . .                           5,400      --         --         --         --         --
Discontinued operations
 - write-off of unamor-
 tized deferred
 financing . . . . . . .                            (676)     --         --         --         --         --
Depreciation (a) . . . .                           9,467      8,641      7,534      7,011      5,546      5,517
Share of co-investment
 partnerships' depre-
 ciation . . . . . . . .                           2,610      2,590      2,670      2,933      3,116      3,120
Share of gains on
 sales of operating
 communities . . . . . .                           --        (2,648)    (4,325)    (1,959)     --         --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
FFO. . . . . . . . . . .$                         17,097     15,678     15,025     14,684     11,789     12,717
                        ========== ========== ========== ========== ========== ========== ========== ==========
Second Quarter 2004                                                                                    Page 62
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                                 June 30, 2004



                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Capital expenditures
 paid from FFO . . . . .                          (1,168)      (904)      (842)    (1,100)      (834)    (1,084)
Share of co-invest-
 ment partnerships'
 capital expenditures. .                            (259)      (188)      (230)      (331)      (396)      (225)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AFFO . . . . . . . . . .$                         15,670     14,586     13,953     13,253     10,559     11,408
                        ========== ========== ========== ========== ========== ========== ========== ==========

Weighted average
 shares and units
 including dilutive
 shares. . . . . . . . .                      31,026,552 27,999,260 27,237,972 25,946,127 24,467,736 24,308,052
                        ========== ========== ========== ========== ========== ========== ========== ==========

(a) Includes discon-
 tinued operations
 of -. . . . . . . . . .                             160        207        401      1,438        888        885
                        ========== ========== ========== ========== ========== ========== ========== ==========




















Second Quarter 2004                                                                                    Page 63
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                                 June 30, 2004

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

NET INCOME . . . . . . .$                         42,304      6,719     13,533      5,935      2,928      3,708
Minority interest. . . .                            (136)       209        581        702        (24)       117
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . . .                            (496)    (2,119)    (1,276)      (321)    (1,062)    (1,185)
Gain on sale of rental
 communities, net of
 minority interest . . .                         (36,848)     --        (5,113)     --         --         --
Gain on sale of bond
 financing for a
 community sold, net of
 minority interest . . .                          (5,057)     --         --         --         --         --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income (loss) from
 continuing operations
 before minority
 interest. . . . . . . .                            (233)     4,809      7,725      6,316      1,842      2,640
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
















Second Quarter 2004                                                                                    Page 64
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                                 June 30, 2004


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income from
 partnerships. . . . . .                            (430)    (1,503)    (1,596)    (1,309)    (1,469)    (1,457)
Interest and amortiza-
 tion of deferred
 financing costs . . . .                           7,035      6,904      6,183      5,808      5,551      5,798
Prepayment penalty and
 write-off of unamor-
 tized deferred
 financing costs . . . .                           1,121      --         --         --         --         --
Depreciation . . . . . .                           9,307      8,434      7,133      5,573      4,658      4,632
Fee income from
 unconsolidated
 partnerships. . . . . .                            (424)      (433)      (557)    (1,207)      (512)      (456)
Other income . . . . . .                            (429)      (479)       (87)      (193)      (188)      (196)
Service Companies'
 operations. . . . . . .                             533        480        312       (729)       249         42
General and
 administrative. . . . .                           1,793      2,196      1,255      1,605      1,310      1,740
Provision for loss on
 land held for
 development or sale . .                           --         --           150      --         --         --
Share of gains on
 sales of partner-
 ships' properties . . .                           --        (2,648)    (4,325)    (1,959)     --         --
Impairment of an
 investment in a
 partnership . . . . . .                           --         --         --         --         1,191      --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
NOI from continuing
 operations. . . . . . .                          18,273     17,760     16,193     13,905     12,633     12,742

NOI from discontinued
 operations. . . . . . .                             733      2,536      2,580      2,551      2,874      3,020
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Consolidated NOI . . . .$                         19,006     20,296     18,773     16,456     15,507     15,762
                        ========== ========== ========== ========== ========== ========== ========== ==========







Second Quarter 2004                                                                                    Page 65
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                                 June 30, 2004


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

COMPONENTS OF NOI
Same store communities .$                         11,685     12,646     11,858     11,769     12,203     14,569
Acquired from/contri-
 buted to partnerships .                           4,508      4,469      3,442      1,362      --         --
New communities. . . . .                             466        430        429        357        185      --
Development and/or
 lease-up communities. .                           --         --         --         --         --            14
Acquisition
 communities . . . . . .                           1,671        246         17      --         --         --
Communities under
 rehab . . . . . . . . .                             405        467        448        417        530        602
Communities sold . . . .                             271      2,038      2,579      2,551      2,589        577
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Total. . . . . . . . . .$                         19,006     20,296     18,773     16,456     15,507     15,762
                        ========== ========== ========== ========== ========== ========== ========== ==========
























Second Quarter 2004                                                                                    Page 66
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                                 June 30, 2004


RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND COMBINED NOI


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

NET INCOME . . . . . . .$                         42,304      6,719     13,533      5,935      2,928      3,708
Minority interest. . . .                            (136)       209        581        702        (24)       117
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . . .                            (496)    (2,119)    (1,276)      (321)    (1,062)    (1,185)
Gain on sale of rental
 communities, net of
 minority interest . . .                         (36,848)     --        (5,113)     --         --         --
Gain on sale of bond
 financing for a
 community sold, net
 of minority interest. .                          (5,057)     --         --         --         --         --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income (loss) from
 continuing operations
 before minority
 interest. . . . . . . .                            (233)     4,809      7,725      6,316      1,842      2,640















Second Quarter 2004                                                                                    Page 67
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                                 June 30, 2004


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Interest and amortiza-
 tion of deferred
 financing costs . . . .                           7,035      6,904      6,183      5,808      5,551      5,798
Prepayment penalty and
 write-off of unamor-
 tized deferred
 financing costs . . . .                           1,121      --         --         --         --         --
Share of partnerships'
 interest and amorti-
 zation of deferred
 financing costs . . . .                           3,796      3,777      3,966      3,926      3,895      3,800
Depreciation . . . . . .                           9,307      8,434      7,133      5,573      4,658      4,632
Share of partnerships'
 depreciation. . . . . .                           2,610      2,590      2,670      2,933      3,115      3,119
Share of partnerships'
 cash flow in excess
 of its ownership
 interests, net of
 other expenses. . . . .                            (273)    (1,008)      (667)      (266)      (351)      (375)
Fee income from
 unconsolidated
 partnerships. . . . . .                            (424)      (433)      (557)    (1,207)      (512)      (456)
Other income . . . . . .                            (429)      (479)       (87)      (193)      (188)      (196)
Service Companies'
 operations. . . . . . .                             533        480        312       (729)       249         42
General and
 administrative. . . . .                           1,793      2,196      1,255      1,605      1,310      1,740
Provision for loss on
 land held for develop-
 ment or sale. . . . . .                           --         --           150      --         --         --
Share of gains on sales
 of partnerships'
 properties. . . . . . .                           --        (2,648)    (4,325)    (1,959)     --         --
Impairment of an
 investment in a
 partnership . . . . . .                           --         --         --         --         1,191      --
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------






Second Quarter 2004                                                                                    Page 68
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                                 June 30, 2004


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
NOI from continuing
 operations. . . . . . .                          24,836     24,622     23,758     21,807     20,761     20,744
NOI from discontinued
 operations. . . . . . .                             733      2,536      2,580      2,551      2,874      3,020
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Combined NOI . . . . . .$                         25,569     27,158     26,338     24,358     23,635     23,764
                        ========== ========== ========== ========== ========== ========== ========== ==========

COMPONENTS OF NOI
Same store communities .$                         17,579     18,822     17,997     18,031     18,426     18,638
Acquired from/contribu-
 ted to partnerships . .                           4,504      4,486      3,809      2,001        995      1,014
New communities. . . . .                           1,064      1,008      1,083        886        590        329
Development and/or
 lease-up communities. .                              77         54         87         40          7        (21)
Acquisition
 communities . . . . . .                           1,671        246         17      --         --         --
Communities under
 rehab . . . . . . . . .                             405        467        448        417        529        602
Communities sold . . . .                             269      2,075      2,897      2,983      3,088      3,202
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Total. . . . . . . . . .                          25,569     27,158     26,338     24,358     23,635     23,764
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Share of partnerships'
 cash flow in excess
 of the Company's
 ownership interests,
 net of other
 expenses. . . . . . . .                             273      1,008        667        266        351        375
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Company's share of
 communities EBITDA. . .$                         25,842     28,166     27,005     24,624     23,986     24,139
                        ========== ========== ========== ========== ========== ========== ========== ==========







Second Quarter 2004                                                                                    Page 69
Supplemental Information                                                     AMLI Residential Properties Trust
